                                   EVERGREEN
                                 VARIABLE TRUST



                               SEMIANNUAL REPORT

                                 JUNE 30, 1998


                                      LOGO

                           Evergreen Variable Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGER
Harold J. Ireland, Jr.

At June 30, 1998, Evergreen VA Aggressive Growth Fund had a net asset value of $12.28 and $3,052,969 in total net assets. The Fund returned 10.63% for the six-month period and 19.57% for the 12-month period ended June 30, 1998.

The Fund's improving performance for the six-month period ended June 30, 1998, has been driven by the outstanding share price gains of the Fund's ten largest holdings and by the Fund's above average commitment to the Retail sector at 17.6%; Software/Technology sector at 20.3%; Communications Systems & Services sector at 7.6%; and the Healthcare sector at 16.6%. For the six months, the Communications Systems & Services sector was up 63.9%, Healthcare was up 53.3%, Software/ Technology was up 42.7%, and Retail was up 26.3%. The Energy sector, Oil/Gas Drilling and Oil/Gas Equipment & Services, however, was down - 20.3% for the six months.

The Fund's holdings in the Communications Systems & Services sector are benefiting from the explosive growth of the Internet and the demand for increased bandwidth. Holdings in the Healthcare sector are benefiting from very positive demographic and economic trends, including the aging of America's population and the drive by government and managed care to reduce healthcare costs. The Software/ Technology sector is benefiting from strong capital investment in the U.S. in order to remain globally competitive given a very strong dollar. Dealing with the Year 2000 problem is also a strong driver of demand for this sector. The Retail sector holdings continue to benefit from strong consumer spending, driven by strong employment and personal income, low inflation, dramatically lower gasoline prices and the highest consumer confidence in 30 years. Costs in retailing are being driven lower by industry consolidation, heavy investment in technology and lower imported product prices due to the decline in Asian currencies and economies.

The energy sector, Oil/Gas--Drilling and Oil/Gas--Equipment & Services, continued to hurt performance for the fiscal period. The Energy Sector, consisting of 15 holdings, was 20.6% of the portfolio on June 30, 1998, and had a negative performance of -20.3% for the six months. We continue to believe that these holdings represent above average growth potential at a valuation that is among the cheapest in the marketplace. For the most recently reported quarter, all 15 of the holdings reported earnings growth above 30% and they are selling at an aggregate PE to growth rate of 80%.

Clearly the psychological negatives of declining and depressed spot oil prices have kept short-term, momentum-oriented institutional investors from this sector in the past six months. The severe decline in spot oil prices is based on short-term uncertainties regarding the extent and duration of a slow-down in Asian economies, much warmer than normal weather in the northern hemisphere this past winter, a calamitous miscalculation by OPEC in increasing their production quota by 2.5 million barrels a day last November and skepticism regarding OPEC's current commitment to announced reductions in output. Oil has recently been selling for $13 to $14 per barrel. However, even at last year's average of $19 per barrel, oil was at a low in inflation adjusted terms versus the oil prices five, ten, and fifteen years ago. A recent positive development was the formation of a new group of non-OPEC and OPEC nations, including erstwhile competitors Mexico, Venezuela, and Saudi Arabia. This group agreed to reduce production substantially and these reductions go well beyond the reductions implied by just reduced OPEC quotas.

Even though the real price has not gone up during the past 15 years, the physical demand for oil in the world has increased by about 50%. Since oil is a rapidly depleting resource, substantial volumes must be found, developed and produced each year. This underpins a secular growth rate of demand for oil exploration, equipment and services. Advanced technology, economies of scale and increased outsourcing by the major integrated oil companies are driving further consolidation of these industries. In fact, three of our holdings have been involved in major mergers in the past three months, indicating that those who know the industry best are finding it cheaper to purchase industry assets in the stock market than to build new assets from the ground up.

Many of the Fund's energy holdings are involved directly or indirectly in offshore drilling, exploration and development, particularly in deep-water drilling. It is this segment of the industry that is supply-constrained and has the power to raise prices even at $13 per barrel oil. New offshore deep-water drilling ships take two to three years to build and cost $300 million or more. Capital expenditures to build new deep-water drilling units were not economically justified even at last year's higher oil prices. Despite the

                           Evergreen Variable Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------


short-term uncertainties, many observers, ourselves included, expect a recovery and profitable growth in this sector that will last several years. Any postponement or reduction in the expenditures on building of new capacity in oil equipment and services based on recent declines in oil prices only enhances the value of existing capacity and makes a lengthier period of future profitability more likely. Under this scenario, when the price of oil begins its expected recovery to the $16-$18 per barrel level later this year, the stock market should quickly price these stocks upward in accord with their increased value.

New names among the Fund's top ten holdings this period include VISX, Inc. and MedQuist, Inc. in the Healthcare sector; Staples, Inc. in Retail; and SunAmerica, Inc. in Financial Services. Each of these stocks has had exceptional appreciation over the past three months: VISX, Inc. was up 138%; Medquest, Inc. was up 56.9%; Staples, Inc. was up 24.8%, and SunAmerica, Inc. was up 20.2%.

We are encouraged by the improving relative performance of the Fund, especially given the general backdrop of continued severe under-performance of small and mid-cap stocks to the major stock indices. We believe the progress in the Fund's performance would likely be driven even more positively when these sectors again come into favor. This and the longer-term growth potential of the oil drilling, equipment and service sector holdings lead us to believe that there are much better days ahead for the Fund's portfolio. We continue to search for and find companies with strong business momentum, selling at attractive prices.

                           Evergreen Variable Trust
                               EVERGREEN VA FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGER
Stephen A. Lieber

The Evergreen VA Fund provided an 8.93% return in the first half of 1998, as compared with +4.93% for the Russell 2000 Index, used as a benchmark for comparability. A significant portion of the Fund's 132 equity holdings provided exceptional leadership returns. The largest increases were in the shares of VISX, Inc., First American Financial Corp., and Lowe's Companies, Inc., +163.9%, +71.8%, and +69.9%, respectively. The top twenty performers provided gains of over 38.0%. They represented a diverse group of industries, including five health care specialists. Corporations experiencing a favorable turnaround in their operations were also major contributors, led by Beckman Coulter, Inc., +47.1%.

A number of significant gains were realized during the year, ranging up to +308.0% for the holdings in Arterial Vascular Engineering, Inc.; +187.6% for the holdings in Merrill Lynch & Co., Inc.; +43.9% for the holdings in Park Electrochemical Corp.; and +37.3% for the holdings in Maxxim Medical, Inc.

Purchases during the quarter included additions to VISX, Inc., which increased +133.9% since this recent purchase, and First American Financial Corp., +72.2%. New positions were established in Young & Rubicam, Inc., +28.0% and Midwest Express Holdings, Inc., +27.4%.

Mergers and acquisitions played a favorable role among the Fund's holdings, with several completed transactions including: Continental Homes Holdings Corp. +153.0%; First of America Bank Corp. +146.0%; and Fisher Scientific International, Inc. +24.5%.

Declines in value occurred in just two companies, Reliability, Inc. -7.4% in one year; and Broderbund Software, Inc. -49.6% in two years.

We have endeavored to build this portfolio as a diversified group of holdings of undervalued growth stocks. It ranges widely in industries, focusing on investing in growth opportunities with exceptionally conservative valuation. Through this approach, we have held selectively among major companies, including Sprint Corp. and McKesson Corp., which have provided sizable value increases for the Fund. We have also sought participation in important technological opportunities, with commitments in Intel Corp., Sun Microsystems, Inc., Cisco Systems, Inc., and a group of smaller, but pivotal research-driven specialists such as Aspect Telecommunications Corp., MICROS Systems, Inc. and Zebra Technologies Corp.

Expecting a low rate of inflation and declining interest rates, the Fund has been positioned in a number of rate sensitive and financial investments, including banks such as Comerica, Inc. and National City Corp. In the real estate and residential construction fields, the Fund has benefited by significant positions in D.R. Horton, Inc., +69.3%, and U.S. Home Corp., +12.5%. Overall, the selection of investments has been based both on macro views as to the trend of the economy and individual industry outlooks, as well as on the underlying dynamics of individual corporations. We anticipate that these strategies will continue to be rewarding for the Fund's shareholders in 1998, and in the years ahead.

                           Evergreen Variable Trust
                         EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGER
Stephen A. Lieber

Evergreen VA Foundation Fund provided a year-to-date return of +6.94%, compared with +9.61% for the Lipper Variable Annuity Balanced Funds Average for the six month period ended June 30, 1998. The Fund experienced positive performance, both in its equities and in its U.S. Treasury bond investments.

The Fund was managed to combine both an equity and a fixed-income portfolio, using a strategy aimed at capital appreciation in both sectors, and varying the asset allocation between the two in line with expected opportunities. Through the six months, the bulk of the commitment was on the equity side, although both stocks and bonds provided capital appreciation for the Fund. The stock performance was led by a diverse group of companies, with particular strength in three sectors which might be described as interest sensitive: brokerage, residential construction and improvement, and insurance. The top ten equity performances for the half year were: Lowe's Companies, Inc. +69.9%; Cisco Systems, Inc. +64.7%; Lehman Brothers Holdings, Inc. +52.1%; Lennar Corp. +36.5%; American Home Products Corp. +35.3%; American International Group, Inc. +34.1%; Monsanto Co. +32.8%; Unova, Inc. +30.7%; Quest Diagnostics, Inc. +29.5%; and Mercantile Stores Co., Inc. +29.4%.

Several major increases in value were accomplished through mergers and acquisitions. Among those acquisitions completed were First of America Bank Corp. +161.9%; Continental Homes Holding Corp. +109.7%; and Oasis Residential, Inc. +7.2%. Announced during the six months were Mercantile Stores Co., Inc. and Monsanto Co. The largest purchases made during the six months, among equities, were in the shares of Lilly (Eli) & Co. and Frontier Corp., each viewed as an undervalued specialist company in its field. On the fixed income side, the largest purchase was in U.S. Treasury 6% bonds due in 2026. This purchase made in February provided +4.3% appreciation by June 30. There were no losses in the Fund's bond market holdings.

The strategy to be employed for the Fund for the remainder of 1998 will be a continuation of the focus on purchasing common stocks with growth potential at times of comparative undervaluation. We anticipate that in 1998 there will be considerable searching for stocks promising exceptional corporate earnings performance, as well as for undervalued companies. The fixed-income positioning of the Fund has correctly anticipated the decline in interest rates to date. We will remain flexible in asset allocation, seeking to benefit by indicated interest rate trends.

                           Evergreen Variable Trust
                       EVERGREEN VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGERS
Stephen A. Lieber
Edwin D. Miska

Evergreen VA Global Leaders Fund concluded a successful six months, returning +13.81% for the semiannual period ended June 30, 1998. This return was slightly below that of the MSCI World Index, which returned +16.16%, but more in line with the Lipper VA Global Funds Average which returned +15.44%. The effects of foreign currency translation brought on in part by the turmoil in the Asian markets was negative. The Fund also held a cash position throughout the period hoping to maximize trading decisions, which had the effect of holding back returns given the market's strong bull run. The six-month time period has been rewarding but challenging, as the overall world market rally has been of limited amplitude, favoring certain larger-cap, highly-followed, index-oriented issues and largely ignoring or discarding others, despite strong fundamentals and prospective earnings growth, and both relative and absolute undervaluation. The ongoing Asian financial crises and ensuing fears of a slowing domestic economy has created a heightened market volatility creating a preference for liquidity over fundamentals. Overall, despite bouts of volatility, the principal markets in which your Fund invests registered solid performance. For the six months of 1998, the EMU countries Index returned +34.6% and most developed market regions were higher, with the Nordic countries region up +26.1%. Finland was the top overall performing market rising +65.0%, while Singapore in Asia was the weakest, being down -31.5%. The USA country index gained +17.1%.

The Fund continued its disciplined strategy of seeking out what we believed to be the "100 best companies in the world" based on our quantitative and qualitative analyses. Against a backdrop of an economic environment around the globe that was generally favorable towards equity investing, the Fund successfully implemented this by focusing on companies whose financial performance and product and service reach distinguish them as "leaders" within their markets. Our investment discipline continued to concentrate on building a portfolio of companies which have been and are consistently profitable, exhibit a strong pattern of sustained earnings growth, both historical and prospective, generate the highest returns on shareholders' equity and are appropriately priced, offering the most value relative to other similar issues. When reviewed within a global, country and industry perspective, these characteristics generally identify the most successful corporations representing exceptional investment opportunities. The Fund has also sought to correctly optimize country and currency exposures based on a rigorous review of global macroeconomic and political factors. This combination of a diligent, qualitative stock selection process, strong value oriented discipline, and a structured economic review has helped the Fund maximize shareholder returns.

Lead by the strength of the U.S. economy, where fears of higher interest rates had abated amidst strengthening consumer demand, low unemployment and almost non-existent inflationary pressures, corporate earnings continued to be buoyant and made for rising expectations, encouraging strong investment participation. Continued strength of the U.S. dollar vis a vis the world's currencies reflected this bullish sentiment. The Fund benefited from its continued strong outperformance of its U.S holdings which were up +18.2% for the six months and +31.5% for the trailing 12 months. Standout performers were major names, that have shown an ability to achieve consistently outstanding top and bottom line results, despite difficulties from many in similar industries. For example year-to-date, from technology: Microsoft Corp rose +68.6% and Cisco Systems Inc. was up +64.7%, bucking the difficult industry environment. From the consumer sector: Gap Inc. +75.1%, Wal-Mart Stores Inc. +53.9%, Home Depot Inc. +40.8%, and Avon Products +27.7%. Pharmaceutical firms Schering-Plough rose +46.9% and Merck & Co. rose +25.7%. Financial issues benefited from falling interest rates: Sunamerica Corp was up +37.9%, Student Loan Marketing Assoc. +23.4% and MBNA Corp. +20.7%. In total the Fund benefitted from broad based strength, as 31 of the 37 positions held at least six months registered positive performance, with 15 returning in excess of 20%.

The Fund's international holdings performance continued to be challenging and registered results slightly below those of the MSCI EAFE Index. A sign of optimism might be the trend in returns, as for the first time in recent results, a majority of the Fund's best performers for six months were from international holdings. Seven of the Fund's top 10 performers were from non-US investments. The Fund's international portfolio returned +11.6% versus +15.2% for EAFE. The fund maintained a diversified portfolio of 76 issues from 16 countries representing 50% of the Fund's assets. Two major factors contributed towards overall results:

                           Evergreen Variable Trust
                       EVERGREEN VA GLOBAL LEADERS FUND
-------------------------------------------------------------------------------


A deliberate overweighting towards the improving economic conditions in Europe, where 40% of the Fund is invested and the portfolio's lack of exposure to the regional economic instability within the Far East. Among other individual countries, year-to-date returns from Belgium: +56.5%, Germany:
+27.1%, Italy: +29.1%, Sweden: +20.5%, Denmark: +26.9% and France: +17.2%
contributed positively, while shares in Malaysia:-21.7%, Hong Kong: -22.6% and
Japan: -10.4% continued to be particularly weak. European returns from Norway and the Netherlands were weak and held back further gains. Among individual issues, positives for the year to date included German industrial process software giant SAP AG which was up +97.7%, and was the Fund's overall best performing stock. From Great Britain mobile phone operator Vodaphone Group Plc was up 73.6% and business services conglomerate Rentokil Plc rose +64.7%. Other standouts included from Germany, european clothing designer and retailer Hugo Boss +60.9%; from Belgium pharmaceutical firm UCB (+57.2%), retailer Colruyt (+53.3%) and instrument maker Barco (+55.3%). Swedish clothing retailer Hennes & Mauritz returned 44.4%. French firms Sodexho, the worlds largest food caterer was up +44.6% and drug maker Synthelabo rose +34.8%. Canadian diversified manufacturer Bombardier Cl B. was also a standout up +32.0% for the six months.

Despite recent regional market volatility and profit growth warnings from selected issues, overall corporate earnings performance has been exceptional and expectations remain robust so far into 1998. It will be increasingly difficult, however, for world markets to eclipse the double digit performance of the past three years. Rising valuations and expectations have made the margins for error ever thinner. Therefore, selectivity amongst individual companies and markets will be the key to outperformance. We believe superior performance will be achieved by the companies that consistently demonstrate sustained and visible growth in any economic environment. Firms with superior managements and outstanding strong financial wherewithall are better able to seize opportunities created by market uncertainties. Your Fund will be ever vigilant to identify such companies and make them part of your investment portfolio. Understanding these cautions, we continue to remain enthusiastic for prospects for the remainder of 1998 and beyond.

                           Evergreen Variable Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGERS
Stephen A. Lieber
Gary Buesser

Evergreen VA Growth and Income Fund had a total return of +7.52% for the first half of 1998. The "value timing" investment strategy seeks quality companies with above-average growth prospects that are undervalued in relation to a company's asset values, earnings, and cash flow potential. The Fund selects companies that possess a catalyst for change, such as new management, new products, restructuring potential, or earnings turnaround to close the undervaluation gap.

PORTFOLIO HIGHLIGHTS

The following industry groups provided the strongest performance during the First Half of 1998: Building, Construction & Furnishings, +45%; Healthcare Products & Services, +32%; and Retailing & Wholesale, +29%.

The Building, Construction and Furnishings group benefited from the robust domestic U.S. economy. Lowe's Companies, Inc. and Furniture Brands International, Inc., +70% and +37%, respectively, had strong earnings growth due to healthy new and existing home sales.

Healthcare Products & Services' strong performers included: Wellpoint Health Networks, Inc. +75%; Boston Scientific Corp., +56%; and McKesson Corp. +56%. McKesson continued its recent strong profitability trends, while Boston Scientific Corp. and Wellpoint Health Networks, Inc. experienced earnings growth.

The Retailing & Wholesale group was favorably impacted by the strong U.S. economy. Proffitt's, Inc., which acquired our original holding in Carson Pirie Scott & Co., was +41%.

Other strong performers were: Unova, Inc. +61%; Compuware Corp. +60%; Kansas City Southern Industries, Inc. +56%; Black & Decker Corp. +56%; Lehman Brothers Holdings, Inc. +52%; and Lincare Holdings, Inc. +47%.

During the first half of 1998, eight of the Fund's holdings received bids, or completed merger and acquisition transactions, with an average gain of +79%. The completed acquisitions were: Carson Pirie Scott & Co. +163.3%; American Radio Systems Corp. +102.5%; Metromail Corp. +95.8%; Reading & Bates Corp. +71.3%; LIN Television Corp. +58.0%; and Union Texas Petroleum Holdings, Inc. +35.3%. Announced during the first half of 1998 were Maryland Federal Bancorp, Inc. and Mercantile Stores Co., Inc.

The portfolio has a price/earnings ratio of 21.9X (based on this year's earnings), and a growth rate of 20.2% (also based on this year's earnings). Our "value timing" investment strategy remains constant: we buy what we believe are quality companies with above-average growth prospects when they are temporarily out-of-favor.

                           Evergreen Variable Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGER
Nola M. Falcone

ECONOMIC OVERVIEW

The strong domestic economy has been fueled by the consumers' urge to splurge. The strong job market increased consumers' ability and willingness to spend. The unemployment rate remained historically low at 4.5%. Low interest rates and a rising stock market enabled consumers to purchase large ticket items. Purchases of homes and autos were near historic highs during the first half of 1998. The consumers' purchasing habits are not likely to change in the near future. In fact, the Consumer Confidence Index reached a three-decade high of
137.6 in June.

Despite consumer enthusiasm, some signs of an economic slowdown are beginning to show. Asia's economic problems are having an effect on the manufacturing portion of the U.S. economy. Most noticeable, is the increase in the trade deficit caused by the strong dollar. Partially due to the slowdown in exports, the Purchasing Managers' Survey fell in June to 49.6 from 51.4. Economists are predicting that the trade deficit will reduce the U.S. economy's GNP by 0.5% to 1% in 1998. The GM strike may also have a negative impact on the U.S. economy this year.

Inflation remains low. During the first half of 1998 the core CPI increased 2.5% on an annual rate. Lower commodity prices and a strong dollar have helped keep inflation low. Price competition due to the Asia slowdown has also helped to maintain a low inflation rate. Many companies are no longer relying on pricing to improve profits and are now focused on productivity. Recent improvements in productivity have allowed companies to refrain from price increases despite their increase in labor costs. Interest rates are reflecting the positive inflation environment, as the 30-year treasury yield is also at historic lows. Economists are not expecting an increase in inflation or interest rates in the near term.

STRATEGY

The strategy of the Evergreen VA Small Cap Equity Income Fund is to buy entrepreneurial small cap companies with promising growth prospects, strong cash flows, and finances. The Fund attempts to invest in companies that are attractively priced based on earnings, cash flow, or asset value. This type of investing is often categorized as value investing. In addition to an attractive valuation, these small cap companies must provide a dividend yield. The Fund also purchases equity equivalents--convertible bonds or convertible preferred stocks. Through the investment of undervalued equities that provide a yield, the Fund is able to obtain favorable risk/return attributes. Our studies show that the yield and attractive valuation often act as buffer in market downturns. For instance, since the Fund's inception on May 1, 1998, the Russell 2000 has decreased by 5.64% while the Evergreen VA Small Cap Equity Income Fund is only down 1.90%.

We have recently increased the weighting of the consumer sector in the Fund. Strong consumer spending should continue to improve earnings in many of the consumer stocks that we have included in the Fund. Examples include:

Boston Acoustics is a manufacturer of speaker systems. Earnings are benefiting from new contracts with a computer manufacturer. Earnings grew to $0.82/share from $0.28/share last quarter. Earnings are expected to grow again next year, albeit at a slower pace. Boston Acoustics is selling at 14x next year's earnings.

CPI is a leading portrait studio. CPI recently sold its poorly performing photo developing division and bought back approximately 30% of its stock with the proceeds. We are expecting margins to continue to improve in its portrait studio division. Earnings are expected to grow 40% this year. Selling at 14x this year's earnings and 10x free cash flow, we believe CPI is significantly undervalued.

Hach Co. is a manufacturer of water testing equipment. Hach recently acquired a company called ETS. ETS is a leader in the manufacturing and distributing of water testing equipment for pools. Through this division, Hach is able to sell water testing equipment for faucets in the home. In addition to the growth prospects of its newly acquired consumer division, Hach's core business is very consistent and profitable. Hach grew earnings per share by 23% in 1997 and is currently selling at 14x this year's earnings.

We have also continued to purchase small regional banks at attractive valuations. We believe the consolidation in the bank and thrift industry will continue. Some recent purchases include Granite St. Bank of Keene, New Hampshire, Horizon Financial of Bellingham, Washington, and St. Paul Bancorp of Chicago, Illinois.

In addition to the names mentioned above, we have been purchasing companies that have displayed earnings growth that has exceeded our expectations.

                           Evergreen Variable Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------


We have also been diligent in disposing of stocks that no longer have operating catalysts or stocks that have become too expensive.

OUTLOOK

In general, performance of small company stocks, especially value issues, struggled during the first two quarters of 1998. The liquidity of the marketplace flowed heavily into a few large capitalization issues. We believe that the small company value sector offers such outstanding values that the market will probably broaden out with an upward adjustment in price earnings multiples.

Many of the companies that we own in the Fund have displayed excellent earnings growth year to date. As we continue to focus on companies with positive earnings results and outlooks, we are confident that these companies' stock prices will eventually coincide with their operating performance.

As large cap companies search for efficient ways to increase their growth rates, we believe attractively priced small cap companies will continue to be acquired. Since many of the Fund's holdings are in consolidating industries and are selling at attractive valuations, we are hopeful for further acquisitions in the Fund.

                           Evergreen Variable Trust
                      EVERGREEN VA STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

A REPORT FROM YOUR PORTFOLIO MANAGER
Prescott Crocker

We are pleased to report on the events and strategies that shaped the performance of Evergreen VA Strategic Income Fund for the six months ending June 30, 1998.

The impact of recent global events on financial markets outside of a country's own domain have reminded investors of the degree to which international connections have multiplied and strengthened over the years. These events reinforce the value of a flexible and diverse investment philosophy in ever-dynamic world markets.

For the six months ending June 30, 1998, Evergreen VA Strategic Income Fund produced a total return of 3.92%. We attribute the Fund's performance to thorough research and the careful selection of securities and sectors, as well as prudence in implementing the Fund's investment strategies. As of June 30, 1998, the Fund was invested as follows: U.S. high yield securities--12%; U.S. Treasury securities--39%; foreign bonds--23% and cash equivalents--26%. The Fund's foreign holdings included the government bonds of Spain, Denmark, Germany, the United Kingdom, Australia and New Zealand. The Fund held no Asian or emerging market debt during the period.

U.S. Treasury securities benefited from the country's positive economic climate and the "flight to quality" that stemmed from the Asian crisis. The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30, 1998, generating considerable price appreciation. Investors were attracted to the United States for several reasons--the country's hardy economic growth--5.4% in the year's first quarter, minimal inflation despite the eighth year of an economic expansion and favorable fiscal news. The economy's strength increased federal tax revenues, helping to generate the first federal budget surplus in nearly 30 years. The combination of these factors propelled the rise of the U.S. dollar.

In the high yield sector, prices rose in the year's first quarter, erased their gains in the second quarter and ended the six month period relatively unchanged. In the second quarter, heavy supply and reduced demand, declining equity values for small capitalization stocks and concerns about the effect of Asia's problems on the corporate profits of high yield companies put downward pressure on high yield bond prices. The combination of price declines in the high yield sector with the sharp rise in U.S. Treasury prices caused high yield bonds to underperform U.S. Treasuries, and drove the yield advantage of high yield bonds over U.S. Treasuries to their highest levels in two years.

The performance of the Fund's foreign government bonds was in line with U.S. Treasuries, although total return was limited by the strength of the U.S. dollar. The European bond market has led the U.S. bond market to new highs, despite the fact that--with the exception of the United Kingdom, whose interest rates are at similar levels to those in the United States--Europe's interest rates are lower than domestic interest rates. The European bond market's strength has resulted from the creation of the European Monetary Union (EMU)--the common currency uniting 11 European countries--and the economic, fiscal and monetary standards required for entrance into the EMU. Further, with the Bundesbank as the consortium's leader, Europeans are regarded as the most cautious watchdogs of inflation, worldwide.

The situation in Asia and emerging markets continued to deteriorate, as investors focused on Japan's economic slowdown, ongoing concerns of further currency devaluation in Asia and Russia's liquidity crisis. Measured by J.P. Morgan's Emerging Market Sovereign Spread Index, prices for emerging market sovereign debt declined by 28% during the period.

Over the past six months, the Fund's strategy emphasized U.S. Treasury securities and de-emphasized the high yield sector. We selected U.S. Treasuries with 7-10 year maturities, as bonds with longer maturities provided little additional yield. We also raised the Fund's investment in international sovereign bonds but did not invest in Asia, despite our belief that economic stability eventually will return to that area. We selected international sovereign bonds that provided what we considered to be an attractive yield advantage over alternative investments.

In the second half of 1998, we expect a continuation of many of the positive trends that have benefited fixed-income markets worldwide, including modest economic growth and benign inflation. We think U.S. interest rates will remain relatively stable and perhaps move modestly lower, benefiting U.S. Treasuries. We believe high yield bonds are beginning to represent attractive relative value and we anticipate stronger investor interest now that they offer a greater yield advantage to higher-rated alternatives. In Europe, we anticipate the investment climate to remain favorable and look for either stable prices or modest price appreciation.

                           Evergreen Variable Trust
                      EVERGREEN VA STRATEGIC INCOME FUND
-------------------------------------------------------------------------------



Also in the coming months, we expect the possibility of a "relief rally" in Asia and the emerging markets, as commitments from the International Monetary Fund help stabilize Russia's economy and programs designed to stimulate Japan's economy, implemented by its ruling party, restore investor confidence in the long-term value of emerging market debt.

                            Evergreen Variable Trust
                      EVERGREEN VA AGGRESSIVE GROWTH Fund
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                       SIX MONTHS
                                                          ENDED        PERIOD
                                                        JUNE 30,       ENDED
                                                          1998      DECEMBER 31,
                                                       (UNAUDITED)     1997*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $11.10        $10.00
                                                         ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income#...............................    (0.02)        (0.06)
 Net gains on securities (both realized and
  unrealized).........................................     1.20          1.16
                                                         ------        ------
Total from investment operations......................     1.18          1.10
                                                         ------        ------
NET ASSET VALUE, END OF PERIOD........................   $12.28        $11.10
                                                         ------        ------
Total return..........................................    10.63%        11.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).................   $3,053        $1,868
Ratios to average net assets:
 Total expenses.......................................     1.02%+        1.06%+
 Total expenses, excluding indirectly paid expenses...     1.00%+        1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements......................................     1.79%+        3.02%+
 Net investment income................................    (0.33)%+      (0.74)%+
Portfolio turnover rate...............................       38%           39%

+ Annualized.
* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED
                                                  JUNE 30,    DECEMBER 31,
                                                    1998     ----------------
                                                 (UNAUDITED)  1997     1996*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $ 14.89   $ 11.41  $ 10.00
                                                   -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income #........................      0.05      0.06     0.05
 Net gains on securities (both realized and
  unrealized)...................................      1.28      4.15     1.44
                                                   -------   -------  -------
Total from investment operations................      1.33      4.21     1.49
                                                   -------   -------  -------
LESS DISTRIBUTIONS
 Dividends from net investment income...........         0     (0.05)   (0.05)
 Distributions from capital gains...............         0     (0.68)   (0.03)
                                                   -------   -------  -------
Total distributions.............................         0     (0.73)   (0.08)
                                                   -------   -------  -------
NET ASSET VALUE, END OF PERIOD..................   $ 16.22   $ 14.89  $ 11.41
                                                   -------   -------  -------
Total return....................................      8.93%    37.16%   14.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)...........   $39,260   $21,600  $10,862
Ratios to average net assets:
 Total expenses.................................      1.01%+    1.01%    1.00%+
 Total expenses, excluding indirectly paid
  expenses......................................      1.00%+    1.00%    1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements................................      1.15%+    1.31%    2.38%+
 Net investment income..........................      0.63%+    0.42%    0.87%+
Portfolio turnover rate.........................         5%       32%       6%

+ Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED
                                                  JUNE 30,    DECEMBER 31,
                                                    1998     ----------------
                                                 (UNAUDITED)  1997     1996*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $ 13.54   $ 11.31  $ 10.00
                                                   -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income #........................      0.16      0.26     0.16
 Net gains on securities (both realized and
  unrealized)...................................      0.78      2.86     1.37
                                                   -------   -------  -------
Total from investment operations................      0.94      3.12     1.53
                                                   -------   -------  -------
LESS DISTRIBUTIONS
 Dividends from net investment income...........         0     (0.24)   (0.16)
 Distributions from capital gains...............         0     (0.65)   (0.06)
                                                   -------   -------  -------
Total distributions.............................         0     (0.89)   (0.22)
                                                   -------   -------  -------
NET ASSET VALUE, END OF PERIOD..................   $ 14.48   $ 13.54  $ 11.31
                                                   -------   -------  -------
Total return....................................      6.94%    27.80%   15.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)...........   $62,594   $31,840  $15,812
Ratios to average net assets:
 Total expenses.................................      1.01%+    1.01%    1.00%+
 Total expenses, excluding indirectly paid
  expenses......................................      1.00%+    1.00%    1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements................................      1.05%+    1.10%    1.72%+
 Net investment income..........................      2.33%+    2.15%    2.70%+
Portfolio turnover rate.........................         2%       26%      12%

+ Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                       SIX MONTHS
                                                          ENDED       PERIOD
                                                        JUNE 30,      ENDED
                                                          1998     DECEMBER 31,
                                                       (UNAUDITED)    1997*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $10.79       $10.00
                                                         ------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income#...............................     0.09         0.11
 Net gains on securities and foreign currency related
  transactions
  (both realized and unrealized)......................     1.40         0.77
                                                         ------       ------
Total from investment operations......................     1.49         0.88
                                                         ------       ------
LESS DISTRIBUTIONS
 Dividends from net investment income.................        0        (0.06)
 Distributions from capital gains.....................        0        (0.03)
                                                         ------       ------
Total distributions...................................        0        (0.09)
                                                         ------       ------
NET ASSET VALUE, END OF PERIOD........................   $12.28       $10.79
                                                         ------       ------
Total return..........................................    13.81%        8.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).................   $6,671       $2,899
Ratios to average net assets:
 Total expenses.......................................     1.06%+       1.05%+
 Total expenses, excluding indirectly paid expenses...     1.00%+       1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements......................................     1.76%+       2.89%+
 Net investment income................................     1.57%+       1.15%+
Portfolio turnover rate...............................        5%          11%

+ Annualized.
* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                 SIX MONTHS
                                                    ENDED      YEAR ENDED
                                                  JUNE 30,    DECEMBER 31,
                                                    1998     ----------------
                                                 (UNAUDITED)  1997     1996*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $ 15.29   $ 11.83  $ 10.00
                                                   -------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income#.........................      0.08      0.08     0.06
 Net gains on securities (both realized and
  unrealized)...................................      1.07      4.01     1.84
                                                   -------   -------  -------
Total from investment operations................      1.15      4.09     1.90
                                                   -------   -------  -------
LESS DISTRIBUTIONS
 Dividends from net investment income...........         0     (0.07)   (0.06)
 Distributions from capital gains...............         0     (0.56)   (0.01)
                                                   -------   -------  -------
Total distributions.............................         0     (0.63)   (0.07)
                                                   -------   -------  -------
NET ASSET VALUE, END OF PERIOD..................   $ 16.44   $ 15.29  $ 11.83
                                                   -------   -------  -------
Total return....................................      7.52%    34.66%   19.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)...........   $53,678   $31,088  $14,484
Ratios to average net assets:
 Total expenses.................................      1.01%+    1.01%    1.00%+
 Total expenses, excluding indirectly paid
  expenses......................................      1.00%+    1.00%    1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements................................      1.14%+    1.23%    2.05%+
 Net investment income..........................      1.00%+    0.59%    1.00%+
Portfolio turnover rate.........................         9%       18%       2%

+ Annualized.
* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout the period)

                  See Combined Notes to Financial Statements.

                                                                     SIX MONTHS
                                                                        ENDED
                                                                      JUNE 30,
                                                                        1998*
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income#.............................................     0.04
 Net losses on securities (both realized and unrealized)............    (0.23)
                                                                       ------
Total from investment operations....................................    (0.19)
                                                                       ------
NET ASSET VALUE, END OF PERIOD......................................   $ 9.81
                                                                       ------
Total return........................................................    (1.90)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)...............................   $1,372
Ratios to average net assets:
 Total expenses.....................................................     1.00%+
 Total expenses, excluding indirectly paid expenses.................     1.00%+
 Total expenses, excluding fee waivers and/or reimbursements........     6.32%+
 Net investment income..............................................     2.56%+
Portfolio turnover rate.............................................        2%

+ Annualized.
* For the period from May 1, 1998 (commencement of operations) to June 30,
  1998.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                       EVERGREEN VA STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                  See Combined Notes to Financial Statements.

                                                       SIX MONTHS
                                                          ENDED       PERIOD
                                                        JUNE 30,      ENDED
                                                          1998     DECEMBER 31,
                                                       (UNAUDITED)    1997*
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $10.20       $10.00
                                                         ------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income#...............................     0.30         0.32
 Net gains on securities and foreign currency related
  transactions
  (both realized and unrealized)......................     0.10         0.21
                                                         ------       ------
Total from investment operations......................     0.40         0.53
                                                         ------       ------
LESS DISTRIBUTIONS
 Dividends from net investment income.................        0        (0.31)
 Distributions from capital gains.....................        0        (0.02)
                                                         ------       ------
Total distributions...................................        0        (0.33)
                                                         ------       ------
NET ASSET VALUE, END OF PERIOD........................   $10.60       $10.20
                                                         ------       ------
Total return..........................................     3.92%        5.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).................   $7,351       $2,204
Ratios to average net assets:
 Total expenses.......................................     1.03%+       1.02%+
 Total expenses, excluding indirectly paid expenses...     1.00%+       1.00%+
 Total expenses, excluding fee waivers and/or
  reimbursements......................................     1.23%+       2.67%+
 Net investment income................................     5.90%+       5.34%+
Portfolio turnover rate...............................       57%         119%

+ Annualized.
* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
# Net investment income is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                      EVERGREEN VA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS--96.5%
         BUILDING--1.0%
   1,000 Oakwood Homes Corporation................................   $    30,000
                                                                     -----------
         BUSINESS SERVICES--8.1%
   1,400 *Fiserv, Inc. ...........................................        59,456
   2,000 Paychex, Inc. ...........................................        81,375
     600 Saville System, Plc, ADR.................................        30,075
   1,600 *Sterling Commerce, Inc. ................................        77,600
                                                                     -----------
                                                                         248,506
                                                                     -----------
         COMMUNICATION SYSTEMS & SERVICES--7.6%
   1,900 *Cisco Systems, Inc. ....................................       174,919
   1,200 *WorldCom, Inc. .........................................        58,125
                                                                     -----------
                                                                         233,044
                                                                     -----------
         EDUCATIONAL SERVICES--0.9%
     800 *Sylvan Learning Systems, Inc. ..........................        26,200
                                                                     -----------
         FINANCIAL--3.8%
   2,000 SunAmerica, Inc. ........................................       114,875
                                                                     -----------
         HEALTHCARE--16.6%
   1,300 HBO & Company............................................        45,825
   1,900 *Health Management Associates, Inc. .....................        63,531
     800 *HEALTHSOUTH Corporation.................................        21,350
   2,800 MedQuist, Inc. ..........................................        80,850
   1,600 Medtronic, Inc. .........................................       102,000
   1,700 Renal Care Group, Inc. ..................................        74,906
   2,000 VISX, Inc. ..............................................       119,000
                                                                     -----------
                                                                         507,462
                                                                     -----------
         OIL/GAS--DRILLING--10.4%
     900 Cliffs Drilling Company..................................        29,531
   1,000 Diamond Offshore Drilling, Inc. .........................        40,000
   1,500 ENSCO International, Inc. ...............................        26,063
   1,500 *Global Marine, Inc. ....................................        28,031
   1,800 *Marine Drilling Companies, Inc. ........................        28,800
   1,800 *Noble Drilling Corporation..............................        43,312
   2,300 Patterson Energy, Inc. ..................................        22,497
   1,300 *R & B Falcon Corporation................................        29,413
   1,600 Transocean Offshore, Inc. ...............................        71,200
                                                                     -----------
                                                                         318,847
                                                                     -----------

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
ADR--American Depositary Receipts

 SHARES                                                               VALUE
------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
         OIL/GAS--EQUIPMENT & SERVICES--10.2%
   1,500 *EVI Weatherford Inc. .................................   $    55,687
   3,300 Global Industries Ltd. ................................        55,688
     800 Halliburton Company....................................        35,650
   3,200 *Petroleum Geo-Services ADR............................        97,600
     600 Schlumberger Ltd. .....................................        40,988
     400 *SEACOR SMIT, Inc. ....................................        24,525
                                                                   -----------
                                                                       310,138
                                                                   -----------
         RETAIL (SPECIALTY)--17.6%
   1,500 *Action Performance Companies, Inc. ...................        48,281
     900 *Bed Bath & Beyond, Inc. ..............................        46,631
   1,500 *Central Garden & Pet Company..........................        46,688
   1,000 Ethan Allen Interiors, Inc. ...........................        49,938
   2,000 Family Dollar Stores, Inc. ............................        37,000
     700 Fastenal Company.......................................        32,506
   1,400 Home Depot, Inc. ......................................       116,287
   2,400 *Office Depot, Inc. ...................................        75,750
   2,900 *Staples, Inc. ........................................        83,919
                                                                   -----------
                                                                       537,000
                                                                   -----------
         SOFTWARE/TECHNOLOGY--20.3%
   1,600 *American Power Conversion Corporation.................        48,000
   1,400 Analysts International Corporation.....................        39,725
   2,700 *BMC Software, Inc. ...................................       140,231
     600 *Citrix Systems, Inc. .................................        41,025
   1,600 *EMC Corporation.......................................        71,700
   1,400 *Microsoft Corporation.................................       151,725
   1,600 *Network Associates, Inc. .............................        76,600
   1,900 *Parametric Technology Corporation.....................        51,538
                                                                   -----------
                                                                       620,544
                                                                   -----------

       TOTAL INVESTMENTS--
        (COST $2,423,528)...................................    96.5%  2,946,616
       OTHER ASSETS AND
        LIABILITIES--NET....................................     3.5     106,353
                                                               ------ ----------
       NET ASSETS...........................................   100.0% $3,052,969
                                                               ====== ==========

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                            VALUE
----------------------------------------------------------------------------
 COMMON STOCKS--85.8%
           ADVERTISING & RELATED SERVICES--0.4%
     5,000 *Young & Rubicam Inc...............................   $   160,000
                                                                 -----------
           AUTOMOTIVE EQUIPMENT & MANUFACTURING--0.6%
    15,000 *Sonic Automotive, Inc.............................       246,563
                                                                 -----------
           BANKS--4.1%
     2,000 Bankers Trust Corp. ...............................       232,125
     7,500 Cape Cod Bank & Trust Co. .........................       304,688
     6,000 Comerica, Inc......................................       397,500
     4,000 F&M National Corp. ................................       116,000
     4,000 Hibernia Corp. Cl. A...............................        80,750
     3,600 National City Corp.................................       255,600
     6,000 Seacoast Banking Corp. of Florida
            Cl. A.............................................       231,000
                                                                 -----------
                                                                   1,617,663
                                                                 -----------
           BUILDING, CONSTRUCTION & FURNISHINGS--16.2%
    26,250 Cavalier Homes, Inc................................       339,609
    22,500 Clayton Homes, Inc.................................       427,500
    46,500 D.R. Horton, Inc...................................       970,687
    15,000 *Eagle Hardware & Garden, Inc. ....................       346,875
    10,000 *Knoll, Inc........................................       295,000
     5,000 La-Z-Boy Chair Co..................................       282,500
    15,000 Lennar Corp........................................       442,500
    10,000 Lowe's Companies, Inc..............................       405,625
    11,000 M/I Schottenstein Homes, Inc.......................       237,875
    10,000 *Morgan Products, Ltd. ............................        45,625
    19,700 Oakwood Homes Corp.................................       591,000
     2,400 *Palm Harbor Homes, Inc. ..........................       102,300
    27,500 *Presley Companies Cl. A...........................        24,063
    10,000 Ryland Group, Inc. ................................       262,500
    10,000 TJ International, Inc..............................       301,250
    12,000 *Toll Brothers, Inc................................       344,250
    22,500 *US Home Corp. ....................................       928,125
                                                                 -----------
                                                                   6,347,284
                                                                 -----------
           BUSINESS EQUIPMENT & SERVICES--0.5%
     5,000 *Zebra Technologies Corp. Cl. A....................       213,750
                                                                 -----------
           CHEMICAL & AGRICULTURAL PRODUCTS--0.4%
     1,000 Schulman (A.), Inc.................................        19,563
     4,000 Sigma-Aldrich Corp. ...............................       140,500
                                                                 -----------
                                                                     160,063
                                                                 -----------
           COMMUNICATION SYSTEMS & SERVICES--1.6%
     7,625 *Andrew Corp. .....................................       137,727
     1,500 *Cisco Systems, Inc................................       138,094
    10,000 *Coherent, Inc. ...................................       171,562
     6,000 Inter-Tel, Inc.....................................        96,000
     5,000 *Powertel, Inc.....................................        92,500
                                                                 -----------
                                                                     635,883
                                                                 -----------
           CONSUMER PRODUCTS & SERVICES--4.4%
     2,700 *Cendant Corp......................................        56,363
    15,000 Commonwealth Industries, Inc.......................       150,000

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
           CONSUMER PRODUCTS & SERVICES--CONTINUED
    30,000 *Gaylord Container Corp. Cl. A.........................   $   230,625
     5,700 Heilig-Meyers Co.......................................        70,181
     5,000 K2, Inc................................................        88,125
    12,000 Lancaster Colony Corp. ................................       454,500
    10,000 Noble Affiliates, Inc..................................       380,000
     7,000 Russ Berrie & Co., Inc.................................       175,000
     3,000 Toro Co. ..............................................       102,750
                                                                     -----------
                                                                       1,707,544
                                                                     -----------
           ELECTRICAL EQUIPMENT & SERVICES--3.0%
     5,000 *ADFlex Solutions, Inc. ...............................        44,375
     2,000 AMP, Inc...............................................        68,750
     6,000 *Atmel Corp. ..........................................        81,750
     6,000 Fair Issac & Co., Inc..................................       228,000
     5,000 *Hadco Corp............................................       116,563
     8,000 Harman International Industries, Inc...................       308,000
    12,031 *Paxar Corp............................................       138,356
    12,000 *SMART Modular Technologies, Inc.......................       175,500
                                                                     -----------
                                                                       1,161,294
                                                                     -----------
           FINANCE & INSURANCE--12.8%
     3,000 AMBAC Financial Group, Inc.............................       175,500
     4,000 Countrywide Credit Industries, Inc.....................       203,000
     5,700 Dain Rauscher Corp.....................................       312,075
    10,500 Edwards (A.G.), Inc....................................       448,219
    10,000 Enhance Financial Services Group, Inc.                        337,500
     1,500 First American Financial Corp..........................       135,000
     2,500 Freedom Securities Corp. ..............................        45,313
     6,000 Horace Mann Educators Corp. ...........................       207,000
     9,600 Interstate/Johnson Lane, Inc. .........................       302,400
     9,000 Landamerica Financial Group, Inc. .....................       515,250
     6,800 MBIA, Inc..............................................       509,150
     3,000 Mercury General Corp. .................................       193,312
     2,600 Merrill Lynch & Co., Inc...............................       239,850
     5,000 MGIC Investment Corp...................................       285,312
    13,800 Morgan Keegan, Inc.....................................       357,075
     8,000 Paine Webber Group, Inc................................       343,000
     7,500 SunAmerica, Inc........................................       430,781
                                                                     -----------
                                                                       5,039,737
                                                                     -----------
           HEALTHCARE PRODUCTS & SERVICES--11.1%
    15,000 *ADAC Laboratories.....................................       337,500
     3,000 *Alcide Corp...........................................       127,125
     3,000 Arrow International, Inc...............................        82,313
    10,000 Beckman Coulter Inc....................................       582,500
     2,850 Columbia / HCA Healthcare Corp.........................        83,006
     5,000 Depuy, Inc.............................................       141,250
    10,000 *Hologic, Inc..........................................       181,875
    10,000 *Idexx Laboratories, Inc...............................       248,750
     2,000 Johnson & Johnson......................................       147,500
       900 *Maxxim Medical, Inc...................................        26,100
     2,000 McKesson Corp. ........................................       162,500
     2,000 Merck & Co., Inc. .....................................       267,500

                                  (Continued)

                            Evergreen Variable Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                                VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
           HEALTHCARE PRODUCTS & SERVICES--CONTINUED
     7,000 *St. Jude Medical, Inc. ...............................   $   257,687
     6,000 Stryker Corp. .........................................       230,250
    25,000 *VISX, Inc. ...........................................     1,487,500
                                                                     -----------
                                                                       4,363,356
                                                                     -----------
           INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--5.7%
     6,000 AptarGroup, Inc........................................       373,125
    10,000 Furon Co. .............................................       181,250
    15,000 *Input/Output, Inc.....................................       267,187
     4,400 Kaydon Corp............................................       155,375
     1,000 Nacco Industries, Inc. Cl. A...........................       129,250
    10,000 Pall Corp..............................................       205,000
     1,500 Park Electrochemical Corp..............................        31,688
     4,000 Robbins & Myers, Inc. .................................       116,250
     4,250 Snap-on, Inc...........................................       154,062
     6,000 Spartech Corp..........................................       128,625
     8,000 Teleflex, Inc..........................................       304,000
     6,000 *UCAR International, Inc. .............................       175,125
                                                                     -----------
                                                                       2,220,937
                                                                     -----------
           INFORMATION SERVICES & TECHNOLOGY--8.8%
     2,000 *American Business Information, Inc....................        32,000
     2,000 *American Business Information, Inc. Cl. A.............        30,500
     5,000 *Analytical Surveys, Inc...............................       183,125
    10,000 *Dupont Photomasks, Inc. ..............................       345,000
    10,000 *Etec Systems, Inc.....................................       351,875
     8,000 *Gateway 2000, Inc.....................................       405,000
     6,000 Hewlett-Packard Co.....................................       359,250
     5,000 Intel Corp. ...........................................       370,625
    10,000 *Micros Systems, Inc...................................       330,937
    15,000 Molex, Inc.............................................       375,000
    18,000 *Parametric Technology Corp............................       488,250
     4,000 *Sun Microsystems, Inc.................................       173,750
                                                                     -----------
                                                                       3,445,312
                                                                     -----------
           OIL/ENERGY--1.1%
    10,000 Transocean Offshore, Inc...............................       445,000
                                                                     -----------
           OIL FIELD SERVICES--0.0% (A)
       500 *Dril Quip, Inc........................................        13,125
                                                                     -----------
           PAPER & PACKAGING--0.4%
     5,100 St. Joe Corp...........................................       139,613
                                                                     -----------
           PUBLISHING, BROADCASTING & ENTERTAINMENT--1.6%
    20,400 Belo (A.H.) Corp. Ser. A...............................       497,250
     3,000 *Chancellor Media Corp.................................       148,969
                                                                     -----------
                                                                         646,219
                                                                     -----------
           REAL ESTATE--3.4%
     4,500 *Alexander's, Inc. REIT................................       400,500
     3,500 Equity Residential Properties Trust REIT...............       166,031

   SHARES                                                               VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
            REAL ESTATE--CONTINUED
      9,000 Starwood Hotels & Resorts Trust REIT..................   $   434,812
     25,000 Sunstone Hotel Investors, Inc. REIT...................       332,813
                                                                     -----------
                                                                       1,334,156
                                                                     -----------
            RETAILING & WHOLESALE--2.8%
      3,000 Avnet, Inc............................................       164,063
      8,000 *Cole National Corp. Cl. A............................       320,000
      5,000 *Costco Companies, Inc. ..............................       315,312
      8,000 St. John Knits, Inc...................................       309,000
                                                                     -----------
                                                                       1,108,375
                                                                     -----------
            TELECOMMUNICATION SERVICES & EQUIPMENT--0.1%
      1,000 *Aspect Telecommunications Corp.......................        27,375
                                                                     -----------
            THRIFT INSTITUTIONS--2.0%
      6,000 First Palm Beach Bancorp, Inc.........................       261,000
     10,000 Mech Financial, Inc. .................................       290,000
     11,000 York Financial Corp...................................       229,625
                                                                     -----------
                                                                         780,625
                                                                     -----------
            TRANSPORTATION--3.3%
     13,500 *Airnet Systems, Inc..................................       217,688
     12,000 Florida East Coast Indiana, Inc.......................       351,000
      3,000 *Heartland Express, Inc...............................        60,750
      7,500 *Midwest Express Holdings, Inc. ......................       271,406
     13,500 Southwest Airlines Co. ...............................       399,937
                                                                     -----------
                                                                       1,300,781
                                                                     -----------
            UTILITIES--TELEPHONE--1.5%
     10,000 Cincinnati Bell, Inc..................................       286,250
      4,000 Sprint Corp...........................................       282,000
                                                                     -----------
                                                                         568,250
                                                                     -----------
            Total Common Stocks
             (cost $27,539,982)...................................   $33,682,905
                                                                     -----------
 WARRANTS--0.1%
            MANUFACTURING--DISTRIBUTING--0.1%
     10,000 Perkin Elmer Corp. Cl G,
             $65.73, exp 9/11/03..................................        47,500
                                                                     -----------
            Total Warrants
             (cost $37,900).......................................   $    47,500
                                                                     -----------
 PRINCIPAL
   AMOUNT
 ---------
 SHORT-TERM INVESTMENTS--18.5%
            COMMERCIAL PAPER--11.2%
 $1,000,000 Avnet, Inc.
            5.55%, 7/28/98........................................       995,837
  1,000,000 BMW U.S. Capital Corp.
             5.58%, 7/13/98.......................................       998,140
            Finova Capital Corp.
    220,000 5.53%, 7/9/98.........................................       219,730
    170,000 5.53%, 7/10/98........................................       169,765
  1,000,000 Gold Crown Managers Acceptance 5.60%, 7/15/98.........       997,822
  1,000,000 Tampa Electric Co.
            5.52%, 7/20/98........................................       997,087
                                                                     -----------
                                                                       4,378,381
                                                                     -----------

                                  (continued)

                            Evergreen Variable Trust
                               EVERGREEN VA FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

 PRINCIPAL
   AMOUNT                                                               VALUE

--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--CONTINUED
            GOVERNMENT AGENCY NOTES & BONDS--7.3%
 $  230,000 Federal Home Loan Bank Discount Note
            5.43%, 8/28/98........................................   $   227,988
                                                                     -----------
            Federal Home Loan Mortgage Discount Notes
  2,015,000 5.46%, 7/16/98........................................     2,010,416
    250,000 5.47%, 7/14/98........................................       249,506
            Federal National Mortgage Association Discount Notes
    225,000 5.43%, 7/10/98........................................       224,694
    160,000 5.50%, 7/29/98........................................       159,316
                                                                     -----------
                                                                       2,871,920
                                                                     -----------
            Total Short-Term Investments
             (cost $7,250,301)....................................   $ 7,250,301
                                                                     -----------

            TOTAL INVESTMENTS--
             (COST $34,828,183)...........................   104.4%   40,980,706
            OTHER ASSETS AND
             LIABILITIES--NET.............................    (4.4)  (1,721,005)
                                                             ------ ------------
            NET ASSETS....................................   100.0% $ 39,259,701
                                                             ====== ============

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
REIT--Real Estate Investment Trust

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                                  (continued)

   SHARES                                                           VALUE
--------------------------------------------------------------------------------

 COMMON STOCKS--56.4%
            AEROSPACE & DEFENSE--0.6%
      8,000 Boeing Co. .......................................   $   356,500
                                                                 -----------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING--0.2%
      2,300 Goodyear Tire & Rubber Co. .......................       148,206
                                                                 -----------
            BANKS--8.0%
     14,250 AmSouth Bancorp...................................       560,203
      6,000 BankBoston Corp. .................................       333,750
      2,000 Bankers Trust Corp. ..............................       232,125
      6,800 Cape Cod Bank & Trust Co. ........................       276,250
      4,000 Citicorp..........................................       597,000
      4,500 Comerica, Inc. ...................................       298,125
     10,000 Compass Bancshares, Inc. .........................       451,250
      5,000 Crestar Financial Corp. ..........................       272,813
      2,000 F&M National Corp. ...............................        58,000
      5,000 Fleet Financial Group, Inc. ......................       417,500
        600 M & T Bank Corp. .................................       332,400
      5,400 National City Corp. ..............................       383,400
     20,000 Pacific Century Financial Corp. ..................       480,000
      8,000 Seacoast Banking Corp. of Florida Cl. A...........       308,000
                                                                 -----------
                                                                   5,000,816
                                                                 -----------
            BUILDING, CONSTRUCTION & FURNISHINGS--5.2%
     10,000 Armstrong World Industries, Inc. .................       673,750
     15,000 Carlisle Companies, Inc. .........................       645,938
     42,750 D.R. Horton, Inc. ................................       892,406
     24,004 Lennar Corp. .....................................       708,118
      8,000 Lowe's Companies, Inc. ...........................       324,500
                                                                 -----------
                                                                   3,244,712
                                                                 -----------
            BUSINESS EQUIPMENT & SERVICES--0.4%
      6,200 *Crescent Operating, Inc. ........................       105,400
      5,000 Steelcase, Inc. ..................................       130,000
                                                                 -----------
                                                                     235,400
                                                                 -----------
            CAPITAL GOODS--0.8%
      5,000 Caterpillar, Inc. ................................       264,375
      5,000 Deere & Co. ......................................       264,375
                                                                 -----------
                                                                     528,750
                                                                 -----------
            CHEMICAL & AGRICULTURAL PRODUCTS--2.7%
     11,000 Du Pont (E. I.) De Nemours & Co. .................       820,875
      6,000 Monsanto Co. .....................................       335,250
      7,000 Morton International, Inc. .......................       175,000
      3,000 PPG Industries, Inc. .............................       208,688
      8,500 Schulman (A.), Inc. ..............................       166,281
                                                                 -----------
                                                                   1,706,094
                                                                 -----------
            COMMUNICATION SYSTEMS & SERVICES--0.4%
      3,000 *Cisco Systems, Inc. .............................       276,188
                                                                 -----------

   SHARES                                                         VALUE
------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
            CONSUMER PRODUCTS & SERVICES--0.6%
      3,500 Avon Products, Inc. ............................   $   271,250
      5,947 *Cendant Corp. .................................       124,144
                                                               -----------
                                                                   395,394
                                                               -----------
            ELECTRICAL EQUIPMENT & SERVICES--3.3%
      4,000 AMP, Inc. ......................................       137,500
      6,000 Applied Power, Inc. Cl. A.......................       206,250
      6,400 General Electric Co. ...........................       582,400
      9,300 Harman International Industries, Inc. ..........       358,050
      6,000 Honeywell, Inc. ................................       501,375
      5,000 Perkin Elmer Corp. .............................       310,937
                                                               -----------
                                                                 2,096,512
                                                               -----------
            FINANCE & INSURANCE--10.6%
      6,000 AFLAC, Inc. ....................................       181,875
      2,800 Allstate Corp. .................................       256,375
      3,000 American International Group, Inc. .............       438,000
      4,000 Chubb Corp. ....................................       321,500
      4,000 Countrywide Credit Industries, Inc. ............       203,000
      4,300 *Farm Family Holdings, Inc. ....................       167,431
     10,000 Horace Mann Educators Corp. ....................       345,000
      7,500 John Nuveen Co. Cl. A...........................       297,656
      6,366 Legg Mason, Inc. ...............................       366,443
      5,000 Lehman Brothers Holdings, Inc. .................       387,813
      5,000 Lincoln National Corp. .........................       456,875
      5,000 Merrill Lynch & Co., Inc. ......................       461,250
      5,000 MGIC Investment Corp. ..........................       285,313
      2,000 Mid Ocean Ltd. .................................       157,000
     10,500 NAC RE Corp. ...................................       560,437
     11,100 Paine Webber Group, Inc. .......................       475,912
     11,250 Raymond James Financial, Inc. ..................       336,797
      8,000 Torchmark Corp. ................................       366,000
     10,000 UNUM Corp. .....................................       555,000
                                                               -----------
                                                                 6,619,677
                                                               -----------
            HEALTHCARE PRODUCTS & SERVICES--4.9%
      9,000 Abbott Laboratories.............................       367,875
     12,000 American Home Products Corp. ...................       621,000
      4,050 Columbia/HCA Healthcare Corp. ..................       117,956
        750 *Covance, Inc. .................................        16,875
     12,000 *First Health Group Corp. ......................       342,000
      5,000 Johnson & Johnson...............................       368,750
     12,000 Lilly (Eli) & Co. ..............................       792,750
      2,000 Medtronic, Inc. ................................       127,500
      2,100 Merck & Co., Inc. ..............................       280,875
        375 *Quest Diagnostics, Inc. .......................         8,203
                                                               -----------
                                                                 3,043,784
                                                               -----------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--1.3%
      7,087 Autoliv, Inc. ..................................       224,126
      3,000 Corning, Inc. ..................................       104,250

                                  (continued)

                            Evergreen Variable Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                                  (continued)

   SHARES                                                               VALUE
--------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--CONTINUED
      6,000 Snap-on, Inc. ........................................       217,500
      8,000 Timken Co. ...........................................       246,500
      2,000 *Unova, Inc. .........................................        43,000
                                                                     -----------
                                                                         835,376
                                                                     -----------
            INFORMATION SERVICES & TECHNOLOGY--3.1%
     13,100 *Analog Devices, Inc. ................................       321,769
      7,000 Hewlett-Packard Co. ..................................       419,125
      9,000 Intel Corp. ..........................................       667,125
      3,000 International Business Machines Corp. ................       344,437
      4,000 *Sun Microsystems, Inc. ..............................       173,750
                                                                     -----------
                                                                       1,926,206
                                                                     -----------
            LEISURE & TOURISM--0.0% (A)
        300 Disney Walt Co. ......................................        31,519
                                                                     -----------
            MACHINERY--DIVERSIFIED--0.6%
      7,000 W.W. Grainger, Inc. ..................................       348,688
                                                                     -----------
            OIL/ENERGY--0.9%
      3,200 Consolidated Natural Gas Co. .........................       188,400
      5,000 Exxon Corp. ..........................................       356,562
                                                                     -----------
                                                                         544,962
                                                                     -----------
            OIL FIELD SERVICES--0.9%
      8,000 Schlumberger Ltd. ....................................       546,500
                                                                     -----------
            PUBLISHING, BROADCASTING & ENTERTAINMENT--0.3%
      2,000 Time Warner, Inc. ....................................       170,875
                                                                     -----------
            REAL ESTATE--4.6%
      8,000 Apartment Investment & Management Co. Cl. A REIT......       316,000
      5,000 Brandywine Realty Trust REIT..........................       111,875
      1,442 Camden Property Trust REIT............................        42,900
      7,000 Capstead Mortgage Corp. REIT..........................        58,625
     10,000 CarrAmerica Realty Corp. REIT.........................       283,750
     12,000 Crescent Real Estate Equities, Inc. REIT..............       403,500
     12,000 Crown American Realty Trust REIT......................       116,250
      1,000 Equity Residential Properties Trust REIT..............        47,438
     11,400 *FAC Realty, Inc. REIT................................        91,200
        334 Horizon Group Properties, Inc. REIT...................         2,202
     12,000 Marriott International, Inc. Cl. A....................       388,500
     24,000 Meditrust Co. REIT....................................       670,500
      6,230 Post Property, Inc. REIT..............................       239,855
      4,776 Prime Retail, Inc.....................................        57,013
      1,500 Sodexho Marriott Services, Inc........................        43,500
                                                                     -----------
                                                                       2,873,108
                                                                     -----------

   SHARES                                                               VALUE
--------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
            RETAILING & WHOLESALE--0.8%
      4,000 Avnet, Inc. ..........................................   $   218,750
      4,000 Mercantile Stores Co., Inc. ..........................       315,750
                                                                     -----------
                                                                         534,500
                                                                     -----------
            THRIFT INSTITUTIONS--1.7%
     10,000 Golden West Financial Corp. ..........................     1,063,125
                                                                     -----------
            TRANSPORTATION--1.1%
     15,000 Union Pacific Corp. ..................................       661,875
                                                                     -----------
            UTILITIES--TELEPHONE--3.4%
     20,000 Cincinnati Bell, Inc. ................................       572,500
     20,000 Frontier Corp. .......................................       630,000
      5,000 GTE Corp. ............................................       278,125
      9,000 Sprint Corp. .........................................       634,500
                                                                     -----------
                                                                       2,115,125
                                                                     -----------
            Total Common Stocks
             (cost $29,094,507)...................................    35,303,892
                                                                     -----------
 CONVERTIBLE PREFERRED--0.8%
            REAL ESTATE--0.1%
      1,600 Prime Retail, Inc. 3/31/99, Series B..................        32,800
                                                                     -----------
            TRANSPORTATION--0.7%
     10,000 Union Pacific Capital Trust 4/01/28, 144A.............       467,500
                                                                     -----------
            Total Convertible Preferred
             (cost $544,766)......................................       500,300
                                                                     -----------
 PRINCIPAL
   AMOUNT
 ----------
 CONVERTIBLE DEBENTURES--0.5%
            INFORMATION SERVICES & TECHNOLOGY--0.5%
 $  270,000 Aspen Technology 5.25%, 6/15/05.......................       306,788
                                                                     -----------
            Total Convertible Debentures
             (cost $270,000)......................................       306,788
                                                                     -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS--19.4%
            TREASURY NOTES & BONDS--19.4%
            U.S. Treasury Bonds
  8,000,000 6.00%, 2/15/26........................................     8,325,008
  2,000,000 6.25%, 8/15/23........................................     2,141,252
  1,000,000 7.125%, 2/15/23.......................................     1,183,126
                                                                     -----------
    500,000 U.S. Treasury Notes
             6.50%, 8/15/05.......................................       527,969
                                                                     -----------
                                                                      12,177,355
                                                                     -----------
            Total U.S. Government & Agency Obligations
             (cost $11,269,328)...................................    12,177,355
                                                                     -----------

                                  (continued)

                            Evergreen Variable Trust
                          EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS--24.1%
            COMMERCIAL PAPER--9.4%
 $1,000,000 Avnet, Inc.
             5.55%, 7/28/98.......................................   $   995,837
  1,000,000 BMW U.S. Capital Corp.
             5.58%, 7/13/98.......................................       998,140
    340,000 Dollar Thrifty Funding Corp.
             5.54%, 7/14/98.......................................       339,320
            Finova Capital Corp.
    420,000 5.53%, 7/9/98.........................................       419,484
    240,000 5.53%, 7/10/98........................................       239,668
  1,000,000 Gold Crown Managers Acceptance
             5.60%, 7/15/98.......................................       997,822
  1,000,000 Southern Co.
             5.52%, 7/16/98.......................................       997,700
    895,000 System Capital Corp.
             5.62%, 7/10/98.......................................       893,743
                                                                     -----------
                                                                       5,881,714
                                                                     -----------

* Non-income producing securities.
(a) Less than one-tenth percent.

SUMMARY OF ABBREVIATIONS:
REIT--Real Estate Investment Trust

 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS--CONTINUED
            GOVERNMENT AGENCY NOTES & BONDS--14.7%
            Federal Home Loan Bank Discount Notes
 $  180,000 5.39%, 7/1/98.........................................   $   180,000
    900,000 5.43%, 7/15/98........................................       898,100
  6,680,000 5.43%, 8/28/98........................................     6,621,561
            Federal Home Loan Mortgage Discount Notes
    315,000 5.43%, 7/14/98........................................       314,382
    185,000 5.47%, 7/14/98........................................       184,634
    460,000 5.48%, 7/15/98........................................       459,020
            Federal National Mortgage Association Discount Notes
    315,000 5.43%, 7/10/98........................................       314,572
    210,000 5.50%, 7/29/98........................................       209,102
                                                                     -----------
                                                                       9,181,371
                                                                     -----------
            Total Short-Term Investments
             (cost $15,063,085)...................................    15,063,085
                                                                     -----------

            TOTAL INVESTMENTS--
             (COST $56,241,686)...........................   101.2%  63,351,420
            OTHER ASSETS AND
             LIABILITIES--NET.............................    (1.2)    (757,265)
                                                             ------ -----------
            NET ASSETS ...................................   100.0% $62,594,155
                                                             ====== ===========

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                              VALUE
------------------------------------------------------------------------------
 COMMON STOCKS--84.5%
          AUSTRALIA--0.1%
          Chemical & Agricultural Products--0.1%
    2,500 Incitec, Ltd. .........................................   $    7,883
                                                                    ----------
          BELGIUM--1.3%
          Healthcare Products & Services--0.4%
        5 UCB SA.................................................       25,954
                                                                    ----------
          Industrial Specialty Products & Services--0.6%
      150 Barco NV...............................................       41,947
                                                                    ----------
          Retailing & Wholesale--0.3%
       25 *Colruyt SA............................................       19,629
                                                                    ----------
          TOTAL BELGIUM..........................................       87,530
                                                                    ----------
          CANADA--4.0%
          Automotive Equipment & Manufacturing--1.6%
    1,500 Magna International, Inc. Cl. A........................      102,937
                                                                    ----------
          Chemical & Agricultural Products--0.7%
    1,500 Du Pont Canada, Inc., Cl. A............................       45,768
                                                                    ----------
          Energy--0.5%
    2,000 *Canadian Natural Resources, Ltd. .....................       34,250
                                                                    ----------
          Industrial Specialty Products & Services--1.2%
    3,000 Bombardier, Inc., Cl. B................................       81,547
                                                                    ----------
          TOTAL CANADA...........................................      264,502
                                                                    ----------
          DENMARK--0.6%
          Healthcare Products & Services--0.6%
      400 Coloplast AS...........................................       39,304
                                                                    ----------
          FRANCE--3.7%
          Building, Construction & Furnishings--1.8%
    1,000 Societe Technip........................................      122,236
                                                                    ----------
          Food & Beverage Products--0.5%
      180 Sodexho Alliance.......................................       34,031
                                                                    ----------
          Healthcare Products & Services--0.3%
      100 Synthelabo.............................................       16,871
                                                                    ----------
          Retailing & Wholesale--0.2%
       25 Carrefour SA...........................................       15,817
                                                                    ----------
          Textile & Apparel--0.9%
      750 Hermes International...................................       58,926
                                                                    ----------
          TOTAL FRANCE...........................................      247,881
                                                                    ----------
          GERMANY--9.0%
          Electrical Equipment & Services--1.0%
      200 VEW AG.................................................       63,212
                                                                    ----------
          Food & Beverage Products--0.6%
       75 Suedzucker AG..........................................       41,795
                                                                    ----------
          Healthcare Products & Services--0.7%
      650 Altana AG..............................................       49,648
                                                                    ----------
          Information Services & Technology--0.9%
      100 SAP AG.................................................       60,717
                                                                    ----------

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
          Textile & Apparel--2.6%
      150 Adidas AG................................................   $   26,158
       70 Hugo Boss AG.............................................      147,495
                                                                      ----------
                                                                         173,653
                                                                      ----------
          Utilities--Electric--3.1%
    3,600 RWE AG...................................................      213,192
                                                                      ----------
          TOTAL GERMANY............................................      602,217
                                                                      ----------
          HONG KONG--3.6%
          Banks--0.0% (a)
      600 Wing Lung Bank...........................................        1,394
                                                                      ----------
          Diversified Companies--0.0%
   60,000 First Pacific Ltd. ......................................       25,168
                                                                      ----------
          Finance & Insurance--0.7%
   75,000 National Mutual Asia Ltd.................................       47,915
                                                                      ----------
          Real Estate--0.8%
    6,000 Cheung Kong Holdings, Ltd................................       29,505
    7,000 Henderson Land Development Co., Ltd......................       23,083
                                                                      ----------
                                                                          52,588
                                                                      ----------
          Retailing & Wholesale--0.0% (a)
    2,000 Giordano International, Ltd. ............................          405
                                                                      ----------
          Telecommunication Services & Equipment--0.9%
    3,000 Hong Kong Telecommunications, Ltd. ADS...................       56,625
                                                                      ----------
          Utilities--Gas--0.8%
    1,000 Hong Kong & China Gas warrants exp 9/30/99...............           68
   47,000 Hong Kong & China Gas....................................       53,382
                                                                      ----------
                                                                          53,450
                                                                      ----------
          TOTAL HONG KONG..........................................      237,545
                                                                      ----------
          IRELAND--0.5%
          Building, Construction & Furnishings--0.5%
    2,521 CRH Plc, London Exchange.................................       35,779
                                                                      ----------
          ITALY--5.0%
          Consumer Products & Services--1.4%
    3,500 *Industrie Natuzzi SpA ADS...............................       91,000
                                                                      ----------
          Healthcare Products & Services--1.6%
    6,900 Luxottica Group SpA ADS..................................      106,950
                                                                      ----------
          Textile & Apparel--2.0%
    3,224 Benetton Group SpA ADS...................................      134,199
                                                                      ----------
          TOTAL ITALY..............................................      332,149
                                                                      ----------
          JAPAN--1.4%
          Consumer Products & Services--0.4%
      300 Nintendo Co., Ltd........................................       27,880
                                                                      ----------
          Publishing, Broadcasting & Entertainment--0.1%
    1,000 Kyodo Printing Co........................................        5,092
                                                                      ----------

                                 (continued)

                            Evergreen Variable Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                              VALUE
------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
          Retailing & Wholesale--0.9%
    1,000 Seven-Eleven Japan Co. Ltd. ...........................   $   59,738
                                                                    ----------
          Transportation--0.0% (a)
    1,000 Keisei Electric Railway................................        2,755
                                                                    ----------
          TOTAL JAPAN............................................       95,465
                                                                    ----------
          MALAYSIA--0.2%
          Automotive Equipment & Manufacturing--0.0% (a)
    2,000 Perusahaan Otomobil Nasional Berhad....................        1,277
                                                                    ----------
          Banks--0.1%
    1,000 *Malayan Banking Berhad................................        1,007
    1,000 *Malaysian Bank........................................        1,007
    1,000 RHB Capital Berhad.....................................          408
                                                                    ----------
                                                                         2,422
                                                                    ----------
          Building, Construction & Furnishings--0.0% (a)
    2,000 United Engineers Ltd. Berhad...........................          814
                                                                    ----------
          Chemical & Agricultural Products--0.1%
    2,000 Malaysian Oxygen Berhad................................        4,434
                                                                    ----------
          Finance & Insurance--0.0% (a)
    1,400 AMMB Holdings Berhad...................................          735
                                                                    ----------
          TOTAL MALAYSIA.........................................        9,682
                                                                    ----------
          NETHERLANDS--4.6%
          Energy--1.0%
    1,200 IHC Caland NV..........................................       67,593
                                                                    ----------
          Food & Beverage Products--1.4%
      605 CSM NV.................................................       29,852
      500 CSM NV, Certificates...................................       24,031
    1,275 Numico Kon NV..........................................       39,955
                                                                    ----------
                                                                        93,838
                                                                    ----------
          Information Services & Technology--0.2%
      301 Getronics NV...........................................       15,622
                                                                    ----------
          Publishing, Broadcasting Entertainment--2.0%
    2,700 Elsevier NV ADS........................................       81,000
      900 VNU....................................................       32,719
      125 Wolters Kluwer NV......................................       17,169
                                                                    ----------
                                                                       130,888
                                                                    ----------
          TOTAL NETHERLANDS......................................      307,941
                                                                    ----------
          NORWAY--1.7%
          Diversified Companies--1.1%
    3,000 Orkla SA...............................................       69,868
                                                                    ----------
          Publishing, Broadcasting & Entertainment--0.6%
    2,500 Schibsted ASA..........................................       42,077
                                                                    ----------
          Transportation--0.0% (a)
       16 *Bona Shipholding......................................          118
                                                                    ----------
          TOTAL NORWAY...........................................      112,063
                                                                    ----------
          SPAIN--2.3%
          Industrial Specialty Products & Services--0.6%
    3,100 Prosegur, CIA de Seguridad SA..........................       36,893
                                                                    ----------

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
          Retailing & Wholesale--0.1%
      400 Centros Comerciales Pryca SA.............................   $    7,408
                                                                      ----------
          Utilities--Electric--1.6%
    5,000 Endesa SA, ADS...........................................      108,125
                                                                      ----------
          TOTAL SPAIN..............................................      152,426
                                                                      ----------
          SWEDEN--2.3%
          Healthcare Products & Services--2.1%
    6,766 Astra AB ADS.............................................      138,703
                                                                      ----------
          Retailing & Wholesale--0.2%
      250 Hennes & Mauritz, Cl. B..................................       15,954
                                                                      ----------
          TOTAL SWEDEN.............................................      154,657
                                                                      ----------
          UNITED KINGDOM--8.9%
          Advertising & Related Services--0.7%
    2,500 Pearson Publishing Plc...................................       45,833
                                                                      ----------
          Banks--0.2%
    1,000 Lloyds TSB Group Plc.....................................       14,001
                                                                      ----------
          Building, Construction & Furnishings--0.7%
    8,200 Wolseley Plc.............................................       48,194
                                                                      ----------
          Chemical & Agricultural Products--0.2%
      800 Burmah Castrol Plc.......................................       14,266
                                                                      ----------
          Finance & Insurance--0.0% (a)
      300 Legal & General Group Plc................................        3,203
                                                                      ----------
          Healthcare Products & Services--0.7%
      800 SmithKline Beecham Plc, ADR .............................       48,400
                                                                      ----------
          Industrial Specialty Products & Services--3.4%
    9,000 Morgan Crucible Co. Plc..................................       58,607
    6,200 Rentokil Initial Plc.....................................       44,618
    1,700 Smiths Industries Plc....................................       23,559
    7,000 TI Group Plc.............................................       53,180
    6,766 Williams Holdings Plc....................................       43,494
                                                                      ----------
                                                                         223,458
                                                                      ----------
          Publishing, Broadcasting & Entertainment--1.3%
      800 Carlton Communications Plc ADS...........................       36,000
    2,700 Granada Group Plc........................................       49,680
                                                                      ----------
                                                                          85,680
                                                                      ----------
          Retailing & Wholesale-- %
    2,500 Laporte..................................................       29,846
    5,000 Next Plc.................................................       42,995
                                                                      ----------
                                                                          72,841
                                                                      ----------
          Telecommunications Service & Equipment--0.6%
      300 Vodafone Group Plc, ADR..................................       37,819
                                                                      ----------
          TOTAL UNITED KINGDOM.....................................      593,695
                                                                      ----------
          UNITED STATES--35.3%
          Advertising & Related Services--0.4%
      400 Gannett Co., Inc.........................................       28,425
                                                                      ----------
          Automotive Equipment & Manufacturing--1.2%
    1,400 TRW, Inc. ...............................................       76,475
                                                                      ----------

                                 (continued)

                            Evergreen Variable Trust
                        EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS--CONTINUED
          Banks--3.1%
      500 Citicorp.................................................   $   74,625
    1,500 National Australia Bank, Ltd.............................       99,094
      900 Norwest Corp.............................................       33,637
                                                                      ----------
                                                                         207,356
                                                                      ----------
          Building, Construction & Furnishings--1.5%
    1,000 Armstrong World Industries, Inc. ........................       67,375
      400 Home Depot, Inc. ........................................       33,225
                                                                      ----------
                                                                         100,600
                                                                      ----------
          Capital Goods--2.4%
    1,300 Caterpillar, Inc. .......................................       68,738
    1,700 Deere & Co...............................................       89,887
                                                                      ----------
                                                                         158,625
                                                                      ----------
          Chemical & Agricultural Products--1.1%
    1,000 Du Pont (E. I.) De Nemours & Co. ........................       74,625
                                                                      ----------
          Consumer Products & Services--2.8%
      800 Avon Products, Inc. .....................................       62,000
    1,100 Callaway Golf Co. .......................................       21,656
    2,600 *Cendant Corp. ..........................................       54,275
    1,000 Maytag Corp..............................................       49,375
                                                                      ----------
                                                                         187,306
                                                                      ----------
          Diversified Companies--0.1%
    1,200 AlliedSignal, Inc........................................       53,250
                                                                      ----------
          Electrical Equipment & Services--1.9%
      900 General Electric Co. ....................................       81,900
      800 Sundstrand Corp. ........................................       45,800
                                                                      ----------
                                                                         127,700
                                                                      ----------
          Energy--0.7%
    1,100 Dresser Industries, Inc. ................................       48,469
                                                                      ----------
          Finance & Insurance--4.7%
    1,000 Federal National Mortgage Association....................       60,750
    1,350 Marsh & McLennan Co., Inc. ..............................       81,591
      750 MBNA Corp................................................       24,750
    1,350 Schwab (Charles) & Co., Inc..............................       43,875
    1,200 SLM Holding Corp. .......................................       58,800
      800 SunAmerica, Inc..........................................       45,950
                                                                      ----------
                                                                         315,716
                                                                      ----------
          Food & Beverage Products--1.4%
    1,000 Campbell Soup Co.........................................       53,125
      500 Coca Cola Co. ...........................................       42,750
                                                                      ----------
                                                                          95,875
                                                                      ----------
          Healthcare Products & Services--1.5%
      600 Merck & Co., Inc. .......................................       80,250
      200 Schering-Plough Corp. ...................................       18,325
                                                                      ----------
                                                                          98,575
                                                                      ----------

 * Non-income producing securities.
(a) Less than one-tenth percent.

  SHARES                                                             VALUE
-----------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
           Information Services & Technology--6.0%
      650  *Cisco Systems, Inc. ................................   $   59,841
    1,600  Compaq Computer Corp. ...............................       45,400
      600  Computer Associates International, Inc. .............       33,338
    1,300  Intel Corp. .........................................       96,362
      700  *Microsoft Corp. ....................................       75,862
    1,050  *Oracle Systems Corp.................................       25,791
    2,400  *Parametric Technology Corp..........................       65,100
                                                                   ----------
                                                                      401,694
                                                                   ----------
           Leisure & Tourism--0.6%
      400  Disney (Walt) Co. ...................................       42,025
                                                                   ----------
           Publishing, Broadcasting & Entertainment--0.8%
      800  Tribune Company......................................       55,050
                                                                   ----------
           Real Estate--1.9%
    1,800  Marriott International, Inc. Cl. A...................       58,275
    2,225  Sodexho Marriott Services, Inc. .....................       64,525
                                                                   ----------
                                                                      122,800
                                                                   ----------
           Retailing & Wholesale--1.7%
      500  Gap, Inc.............................................       30,812
    1,300  Wal-Mart Stores, Inc.................................       78,975
                                                                   ----------
                                                                      109,787
                                                                   ----------
           Telecommunication Services & Equipment--0.8%
      700  Nokia Corp. ADR......................................       50,794
                                                                   ----------
           TOTAL UNITED STATES..................................    2,355,147
                                                                   ----------
           Total Common Stocks
            (cost $5,177,802)...................................    5,635,866
                                                                   ----------
 PRINCIPAL
  AMOUNT
--------
 SHORT-TERM INVESTMENTS--13.4%
           UNITED STATES--13.4%
 $715,000  Federal Home Loan Mortgage Discount Notes, 5.50%,
            7/20/98.............................................      712,925
  180,000  Federal National Mortgage Association Discount Notes,
            5.50%, 7/10/98......................................      179,752
                                                                   ----------
           Total Short-Term Investments (cost $892,677).........      892,677
                                                                   ----------

          TOTAL INVESTMENTS--(COST $6,070,479)..............    97.9%  6,528,543
          OTHER ASSETS AND LIABILITIES--NET.................     2.1     142,826
                                                               ------ ----------
          NET ASSETS .......................................   100.0% $6,671,369
                                                               ====== ==========

SUMMARY OF ABBREVIATIONS:
AB--Aktiebolag (Swedish Stock Company)
ADR--American Depository Receipts
ADS--American Depository Shares
AG--Aktiengesellschaft (German Stock Company)
NV--Naamloze Veunootschap (Dutch Corporation)
SA--Sociedad Anonyme (Spanish Corporation)

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                                  (continued)

   SHARES                                                           VALUE
----------------------------------------------------------------------------
 COMMON STOCKS--78.3%
            ADVERTISING & RELATED SERVICES--0.3%
      5,000 *Young & Rubicam Inc. ............................   $   160,000
                                                                 -----------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING--1.4%
     15,000 CSK Auto Corp. ...................................       378,750
     15,000 Meritor Automotive, Inc. .........................       360,000
                                                                 -----------
                                                                     738,750
                                                                 -----------
            BANKS--5.6%
      3,000 AmSouth Bancorp...................................       117,937
      9,047 Banc One Corp. ...................................       504,936
      4,000 Bankers Trust Corp. ..............................       464,250
     10,000 KeyCorp...........................................       356,250
      7,000 Marshall & Ilsley Corp. ..........................       357,437
     15,000 Pacific Century Financial Corp. ..................       360,000
      4,650 Susquehanna Bancshares, Inc. .....................       173,794
     20,000 Webster Financial Corp. ..........................       665,000
                                                                 -----------
                                                                   2,999,604
                                                                 -----------
            BUILDING, CONSTRUCTION & FURNISHINGS--5.6%
     14,000 *Furniture Brands International, Inc. ............       392,875
     10,000 *Jacobs Engineering Group, Inc. ..................       321,250
     10,000 Lennar Corp. .....................................       295,000
      3,000 Lone Star Industries, Inc. .......................       231,187
     10,000 Lowe's Companies, Inc. ...........................       405,625
     10,000 Ryland Group, Inc. ...............................       262,500
     26,500 *US Home Corp. ...................................     1,093,125
                                                                 -----------
                                                                   3,001,562
                                                                 -----------
            BUSINESS EQUIPMENT & SERVICES--5.2%
     16,500 Air Express International Corp. ..................       441,375
     15,000 Circle International Group, Inc. .................       420,000
     10,000 *Compuware Corp. .................................       511,250
     14,000 Pittston Burlington Group.........................       217,875
     20,000 *Platinum Technology Corp.........................       571,250
     12,000 *Policy Management Systems Corp. .................       471,000
     10,000 Reynolds & Reynolds Co., Cl. A....................       181,875
                                                                 -----------
                                                                   2,814,625
                                                                 -----------
            CAPITAL GOODS--0.5%
      5,000 Caterpillar, Inc. ................................       264,375
                                                                 -----------
            CHEMICAL & AGRICULTURAL PRODUCTS--2.3%
      2,600 Air Products & Chemicals, Inc. ...................       104,000
     10,000 Engelhard Corp. ..................................       202,500
      6,000 *Grace (W.R.) & Co. ..............................       102,375
      8,500 Morton International, Inc. .......................       212,500
      6,000 Nalco Chemical Co. ...............................       210,750
      3,000 Pioneer Hi-Bred International, Inc. ..............       124,125
      5,000 Praxair, Inc. ....................................       234,063
      2,000 Solutia, Inc. ....................................        57,375
                                                                 -----------
                                                                   1,247,688
                                                                 -----------
            COMMUNICATION SYSTEMS & SERVICES--0.4%
      7,650 American Tower Systems Corp. .....................       190,772
                                                                 -----------

   SHARES                                                               VALUE
--------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
            CONSUMER PRODUCTS & SERVICES--2.2%
      5,500 Black & Decker Corp. .................................   $   335,500
      5,500 Hillenbrand Industries, Inc. .........................       330,000
     10,000 Premark International, Inc. ..........................       322,500
      7,000 Russ Berrie & Co., Inc. ..............................       175,000
                                                                     -----------
                                                                       1,163,000
                                                                     -----------
            DIVERSIFIED COMPANIES--0.8%
      9,000 Harnischfeger Industries, Inc. .......................       254,813
      4,000 ITT Industries, Inc. .................................       149,500
                                                                     -----------
                                                                         404,313
                                                                     -----------
            ELECTRICAL EQUIPMENT & SERVICES--2.6%
      7,500 Harman International Industries, Inc. ................       288,750
      3,000 Honeywell, Inc. ......................................       250,688
      9,000 Jabil Circuit, Inc. ..................................       297,562
      4,000 Perkin Elmer Corp. ...................................       248,750
     11,000 Sensormatic Electronics Corp. ........................       154,000
     14,000 *Unitrode Corp. ......................................       161,000
                                                                     -----------
                                                                       1,400,750
                                                                     -----------
            FINANCE & INSURANCE--4.8%
      7,500 Edwards (A.G.), Inc. .................................       320,156
      6,000 Federal Home Loan Mortgage Corp. .....................       282,375
     19,300 Frontier Insurance Group, Inc. .......................       435,456
      5,000 Lehman Brothers Holdings, Inc. .......................       387,813
      4,000 Mid Ocean Ltd. .......................................       314,000
     19,100 Paine Webber Group, Inc. .............................       818,913
      1,500 Waddell & Reed Financial, Inc. .......................        35,906
                                                                     -----------
                                                                       2,594,619
                                                                     -----------
            FOOD & BEVERAGE PRODUCTS--0.9%
      2,000 Bestfoods.............................................       116,125
        250 *Corn Products International, Inc. ...................         8,469
      5,000 *Keebler Foods Co. ...................................       137,500
     10,000 *Vlasic Foods International, Inc. ....................       201,250
                                                                     -----------
                                                                         463,344
                                                                     -----------
            FOREST PRODUCTS--0.5%
     10,000 Deltic Timber Corp. ..................................       250,625
                                                                     -----------
            HEALTHCARE PRODUCTS & SERVICES--10.0%
      2,000 Abbott Laboratories...................................        81,750
     15,000 *Acuson Corp. ........................................       272,813
      8,000 American Home Products Corp. .........................       414,000
      6,000 *Boston Scientific Corp. .............................       429,750
     14,000 *First Health Group Corp. ............................       399,000
     10,000 *Foundation Health Systems, Inc. .....................       263,750
      7,000 Lilly (Eli) & Co. ....................................       462,437
     20,000 *Lincare Holdings, Inc. ..............................       841,250
      5,000 Manor Care, Inc. .....................................       192,188
     10,000 McKesson Corp. .......................................       812,500
     14,500 *Quorum Health Group, Inc. ...........................       384,250
      1,000 Schering-Plough Corp. ................................        91,625

                                 (continued)

                            Evergreen Variable Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                  VALUE
------------------------------------------------------------------

COMMON STOCKS--CONTINUED
            HEALTHCARE PRODUCTS & SERVICES--CONTINUED
     5,000  *Wellpoint Health Networks, Inc. Cl. A ... $   370,000
    12,500  West Co., Inc. ...........................     353,906
                                                       -----------
                                                         5,369,219
                                                       -----------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--7.8%
     5,500  AptarGroup, Inc. .........................     342,031
     5,375  Autoliv, Inc. ............................     169,984
     7,000  Bemis Co., Inc. ..........................     286,125
     6,500  Borg-Warner Automotive, Inc. .............     312,406
     1,000  Carpenter Technology Corp. ...............      50,250
     9,000  Flowserve Corp. ..........................     221,625
    15,000  Pittston Brink's Group....................     553,125
     7,500  Snap-on, Inc. ............................     271,875
    22,000  *Strattec Security Corp. .................     662,750
     7,000  Sundstrand Corp. .........................     400,750
    18,200  *UCAR International, Inc. ................     531,213
    19,000  *Unova, Inc. .............................     408,500
                                                       -----------
                                                         4,210,634
                                                       -----------
            INFORMATION SERVICES & TECHNOLOGY--1.4%
     5,000  *Adaptec, Inc. ...........................      71,562
     7,875  Computer Associates International, Inc. ..     437,555
     8,000  *KLA-Tencor Corp. ........................     221,500
     3,000  *Perceptron, Inc. ........................      36,000
                                                       -----------
                                                           766,617
                                                       -----------
            METAL PRODUCTS & SERVICES--0.5%
    18,300  *Steel Dynamics, Inc. ....................     253,913
                                                       -----------
            OIL/ENERGY--5.4%
    20,000  Berry Petroleum Co. Cl. A.................     260,000
    15,000  Cabot Oil & Gas Corp. Cl. A...............     300,000
    17,500  *Houston Exploration, Co. ................     401,406
     4,000  Kerr-McGee Corp. .........................     231,500
     7,000  National Fuel Gas Co. ....................     304,938
     8,000  *Nuevo Energy Co. ........................     257,000
    10,000  *Oryx Energy Co. .........................     221,250
    15,500  *Santa Fe Energy Resources, Inc. .........     166,625
    20,000  Southwestern Energy Co. ..................     183,750
     8,000  Transocean Offshore, Inc. ................     356,000
     6,000  Williams Companies, Inc. .................     202,500
                                                       -----------
                                                         2,884,969
                                                       -----------
            OIL FIELD SERVICES--2.1%
    11,000  *Atwood Oceanics, Inc. ...................     437,938
       500  *Dril Quip, Inc. .........................      13,125
     3,444  Halliburton Co. ..........................     153,473
    14,160  *R & B Falcon Corp. ......................     320,370
    10,000  *Varco International, Inc. ...............     198,125
                                                       -----------
                                                         1,123,031
                                                       -----------
            PAPER & PACKAGING--0.2%
     3,216  Sealed Air Corp. .........................     118,188
                                                       -----------
            PUBLISHING, BROADCASTING & ENTERTAINMENT--2.9%
     5,000  Gaylord Entertainment Co. ................     161,250
    11,500  *Jacor Communications, Inc. ..............     678,500

   SHARES                                                             VALUE
------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED
            PUBLISHING, BROADCASTING & ENTERTAINMENT--CONTINUED
      4,500 TCA Cable TV, Inc. .................................   $   270,000
      5,500 Time Warner, Inc. ..................................       469,906
                                                                   -----------
                                                                     1,579,656
                                                                   -----------
            REAL ESTATE--3.8%
      2,800 Arden Realty Group, Inc. REIT.......................        72,450
      3,500 CarrAmerica Realty Corp. REIT.......................        99,312
     10,000 Mack-Cali Realty Corp. REIT.........................       343,750
     20,000 *Starwood Hotels & Resorts Trust REIT...............       966,250
     17,000 Weeks Corp. REIT....................................       537,625
                                                                   -----------
                                                                     2,019,387
                                                                   -----------
            RETAILING & WHOLESALE--2.8%
      5,000 Avnet, Inc. ........................................       273,437
     10,000 *Cole National Corp. Cl. A..........................       400,000
      4,000 Mercantile Stores Co., Inc. ........................       315,750
      3,500 *Proffitts, Inc. ...................................       141,313
     10,000 Rite Aid Corp. .....................................       375,625
                                                                   -----------
                                                                     1,506,125
                                                                   -----------
            THRIFT INSTITUTIONS--1.5%
     20,000 Maryland Federal Bancorp, Inc. .....................       792,500
                                                                   -----------
            TRANSPORTATION--4.8%
      2,000 *Atlas Air, Inc. ...................................        67,625
     10,000 Bombardier, Inc., Cl. B.............................       271,822
      5,000 Burlington Northern Santa Fe........................       490,938
     13,500 Kansas City Southern Industries, Inc. ..............       669,937
     17,000 Petroleum Helicopters, Inc. ........................       350,625
     10,200 Southwest Airlines Co. .............................       302,175
     10,000 Union Pacific Corp. ................................       441,250
                                                                   -----------
                                                                     2,594,372
                                                                   -----------
            UTILITIES--ELECTRIC--1.0%
     18,000 TNP Enterprises, Inc. ..............................       555,750
                                                                   -----------
            UTILITIES--GAS--0.6%
     11,000 Northwest Natural Gas Co. ..........................       307,656
                                                                   -----------
            UTILITIES--TELEPHONE--0.4%
      4,000 *AirTouch Communications, Inc. .....................       233,750
                                                                   -----------
            Total Common Stocks (cost $34,061,281)..............    42,009,794
                                                                   -----------
 PREFERRED STOCKS--0.0%
            HEALTHCARE PRODUCTS & SERVICES--0.0%
      3,500 *Fresenius National Med Care, Inc. Ser. D...........           227
                                                                   -----------
            Total Preferred Stocks
             (cost $736)........................................           227
                                                                   -----------

                                 (continued)

                            Evergreen Variable Trust
                      EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.


   SHARES                                                               VALUE
--------------------------------------------------------------------------------

 CONVERTIBLE PREFERRED--0.2%
            PAPER & PACKAGING--0.2%
      2,850 *Sealed Air Corp......................................   $   119,700
                                                                     -----------
            Total Convertible Preferred (cost $100,265)...........       119,700
                                                                     -----------
 PRINCIPAL
   AMOUNT
---------
 SHORT-TERM INVESTMENTS--26.5%
            COMMERCIAL PAPER--12.4%
 $1,000,000 American Express Credit Yrs 1+2 5.53%, 7/29/98........       995,699
  1,000,000 Avnet, Inc.
             5.55%, 7/28/98.......................................       995,838
  1,000,000 BMW U.S. Capital Corp. 5.58%, 7/13/98.................       998,140
  1,000,000 Dominion Semiconductor 5.65%, 7/24/98.................       996,390
    295,000 Finova Capital Corp.
             5.53%, 7/9/98........................................       294,638
  1,000,000 Gold Crown Managers Acceptance 5.60%, 7/15/98.........       997,822
  1,000,000 Southern Co.
             5.52%, 7/16/98.......................................       997,700
    370,000 System Capital Corp. 5.62%, 7/10/98...................       369,480
                                                                     -----------
                                                                       6,645,707
                                                                     -----------

 * Non-income producing securities.

SUMMARY OF ABBREVIATIONS:

REIT--Real Estate Investment Trust

 PRINCIPAL
   AMOUNT                                                              VALUE

-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--CONTINUED
            GOVERNMENT AGENCY NOTES & BONDS--14.1%
 $2,805,000 Federal Farm Credit Bank Consolidated Discount Note
             5.42%, 7/15/98......................................   $ 2,799,088
            Federal Home Loan Bank Discount Note
    170,000 5.39%, 7/1/98........................................       170,000
  1,565,000 5.43%, 7/15/98.......................................     1,561,695
  1,440,000 5.43%, 8/28/98.......................................     1,427,402
            Federal Home Loan Mortgage Discount Notes
    130,000 5.47%, 7/7/98........................................       129,881
    930,000 5.47%, 7/14/98.......................................       928,163
    125,000 5.48%, 7/15/98.......................................       124,734
            Federal National Mortgage Association Discount Notes
    225,000 5.43%, 7/10/98.......................................       224,695
    200,000 5.50%, 7/29/98.......................................       199,144
                                                                    -----------
                                                                      7,564,802
                                                                    -----------
            Total Short-Term Investments (cost $14,210,509)......   $14,210,509
                                                                    -----------

            TOTAL INVESTMENTS--(COST $48,372,791).........   105.0%  56,340,230
            OTHER ASSETS AND LIABILITIES--NET.............    (5.0)  (2,662,245)
                                                             ------ -----------
            NET ASSETS....................................   100.0% $53,677,985
                                                             ====== ===========

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                                  (continued)

  SHARES                                                            VALUE
----------------------------------------------------------------------------

 COMMON STOCKS--70.9%
          AEROSPACE & DEFENSE--2.6%
      900 Curtiss Wright Corp. ................................   $   35,269
                                                                  ----------
          BANKS--12.6%
    1,400 ABC Bancorp..........................................       22,750
    1,300 Britton & Koontz Capital Corp. ......................       28,762
    1,700 Commercial Bankshares, Inc. .........................       41,225
    1,600 Granite State Bankshares, Inc. ......................       44,600
    1,600 St. Paul Bancorp, Inc. ..............................       36,150
                                                                  ----------
                                                                     173,487
                                                                  ----------
          BUILDING, CONSTRUCTION & FURNISHINGS--4.4%
    2,700 Shelby Williams Industries, Inc. ....................       40,500
    1,600 Tab Products Co. ....................................       19,800
                                                                  ----------
                                                                      60,300
                                                                  ----------
          CHEMICAL & AGRICULTURAL PRODUCTS--1.4%
      800 Learonal, Inc. ......................................       19,100
                                                                  ----------
          CONSUMER PRODUCTS & SERVICES--10.7%
    1,600 CPI Corp. ...........................................       38,100
    1,800 Knape & Vogt Manufacturing Co. ......................       40,500
      700 Polaris Industries, Inc. ............................       26,337
    2,200 York Group, Inc. ....................................       41,800
                                                                  ----------
                                                                     146,737
                                                                  ----------
          DIVERSIFIED COMPANIES--2.2%
    1,200 Matthews International Corp. Cl. A...................       29,475
                                                                  ----------
          ELECTRICAL EQUIPMENT & SERVICES--5.6%
      800 Boston Acoustics, Inc. ..............................       29,400
    1,200 Federal Signal Corp. ................................       29,175
    1,200 Helix Technology Corp. ..............................       18,000
                                                                  ----------
                                                                      76,575
                                                                  ----------
          FINANCE & INSURANCE--1.9%
    1,000 Morgan Keegan, Inc. .................................       25,875
                                                                  ----------
          INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--5.3%
      700 Badger Meter, Inc. ..................................       24,806
    2,000 Hach Co. ............................................       24,813
    2,000 Minuteman International, Inc. .......................       22,875
                                                                  ----------
                                                                      72,494
                                                                  ----------
          MACHINERY--DIVERSIFIED--2.1%
    1,200 Hardinge Brothers, Inc. .............................       29,250
                                                                  ----------
          OIL / ENERGY--5.1%
    1,200 Cabot Oil & Gas Corp. Cl. A..........................       24,000
    1,000 Penn Virginia Corp. .................................       25,875
    2,200 Southwestern Energy Co. .............................       20,213
                                                                  ----------
                                                                      70,088
                                                                  ----------
          PAPER & PACKAGING--2.8%
    2,400 Tuscarora, Inc. .....................................       38,100
                                                                  ----------

  SHARES                                                              VALUE
------------------------------------------------------------------------------

 COMMON STOCKS--70.9%
           REAL ESTATE--4.6%
    2,000  Eastgroup Properties, Inc. REIT.......................   $   40,125
      800  Parkway Properties, Inc. REIT.........................       23,600
                                                                    ----------
                                                                        63,725
                                                                    ----------
           TELECOMMUNICATION SERVICES & EQUIPMENT--1.6%
    1,400  Communications Systems, Inc. .........................       22,400
                                                                    ----------
           THRIFT INSTITUTIONS--2.8%
    2,400  Horizon Financial Corp. ..............................       38,400
                                                                    ----------
           UTILITIES--GAS--3.5%
    1,200  Chesapeake Utilities Corp. ...........................       21,000
    1,500  Delta Natural Gas Co., Inc. ..........................       26,625
                                                                    ----------
                                                                        47,625
                                                                    ----------
           UTILITIES--TELEPHONE--1.7%
      600  Hickory Tech Corp. ...................................       23,850
                                                                    ----------
           Total Common Stocks (cost $993,525)...................      972,750
                                                                    ----------
 CONVERTIBLE PREFERRED--5.0%
           FINANCE & INSURANCE--3.5%
      400  Frontier Financing Trust 6.25%, TOPRS.................       24,100
    2,300  *Philadelphia Consolidated Holdings, Inc. PRIDES......       23,575
                                                                    ----------
                                                                        47,675
                                                                    ----------
           OIL FIELD SERVICES--1.5%
      500  Hvide Capital Trust 6.50%.............................       21,125
                                                                    ----------
           Total Convertible Preferred (cost $73,769)............       68,800
                                                                    ----------
 PRINCIPAL
  AMOUNT
--------

 CONVERTIBLE DEBENTURES--7.9%
           CONSUMER PRODUCTS & SERVICES--1.7%
 $ 25,000  *Action Performance Companies, Inc. 4.75%, 4/1/05.....       23,375
                                                                    ----------
           INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--1.7%
    1,300  Cooper Industries, Inc. 6.00%, 1/1/99, DECS...........       22,913
                                                                    ----------
           INFORMATION SERVICES & TECHNOLOGY--2.5%
   25,000  *May & Speh, Inc. 5.25%, 4/1/03.......................       34,845
                                                                    ----------
           LEISURE & TOURISM--2.0%
   25,000  *Speedway Motorsports, Inc. 5.75%, 9/30/03............       26,656
                                                                    ----------
           Total Convertible Debentures (cost $104,598)..........      107,789
                                                                    ----------

                                  (continued)

                            Evergreen Variable Trust
                   EVERGREEN VA SMALL CAP EQUITY INCOME FUND
--------------------------------------------------------------------------------
                      Schedule of Investments (continued)
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

 PRINCIPAL
  AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--27.3%
           GOVERNMENT AGENCY NOTES & BONDS--27.3%
 $375,000  Federal National Mortgage Association Discount Notes
            5.50%, 7/10/98..........................................   $374,484
                                                                       --------
           Total Short-Term Investments
            (cost $374,484).........................................    374,484
                                                                       --------

          TOTAL INVESTMENTS--(COST $1,546,376).............   111.1%  1,523,823
          OTHER ASSETS AND LIABILITIES--NET................   (11.1)   (152,017)
                                                              ------ ----------
          NET ASSETS.......................................   100.0% $1,371,806
                                                              ====== ==========

 * Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
DECS--Dividend Enhanced Convertible Stock
REIT--Real Estate Investment Trust

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
                       EVERGREEN VA STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
                            Schedule of Investments
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

  PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

 CORPORATE BONDS--12.4%
             COMMUNICATION SYSTEMS & SERVICES--1.3%
 $    90,000 Adelphia Communications Corporation,
              Series B, Sr. Notes, 9.875%, 3/1/07..................   $   97,425
                                                                      ----------
             CONSUMER PRODUCTS & SERVICES--1.5%
     145,000 Revlon Worldwide Corporation,
              Series B, Sr. Secd. Disc. Notes,
              (Eff. Yield 9.22%) (a),
              0.00%, 3/15/01.......................................      112,013
                                                                      ----------
             METALS & MINING--2.1%
     150,000 WHX Corporation,
              Sr. Notes,
              10.50%, 4/15/05......................................      152,625
                                                                      ----------
             OIL / ENERGY--2.1%
     150,000 Petsec Energy, Incorporated,
              Series B, Sr. Notes (Subord.),
              9.50%, 6/15/07.......................................      151,500
                                                                      ----------
             PAPER & PACKAGING--1.4%
     100,000 Riverwood International Corporation, Sr. Notes,
              10.25%, 4/1/06.......................................      102,000
                                                                      ----------
             PUBLISHING, BROADCASTING & ENTERTAINMENT--0.6%
      50,000 Echostar Satellite Broadcast Corporation,
              Sr. Secd. Disc. Notes, Step Bond,
              (Eff. Yield 10.39%) (a),
              0.00%, 3/15/04.......................................       45,938
                                                                      ----------
             RETAILING & WHOLESALE--2.2%
     150,000 Perkins Family Restaurant,
              Series B, Sr. Notes,
              10.125%, 12/15/07....................................      159,187
                                                                      ----------
             TEXTILE & APPAREL--1.2%
      90,000 Delta Mills, Incorporated,
              Series B, Sr. Notes,
              9.625%, 9/1/07.......................................       88,200
                                                                      ----------
             Total Corporate Bonds (cost $899,707).................      908,888
                                                                      ----------
 FOREIGN BONDS (U.S. DOLLARS)--5.2%
     140,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08 (b)...................................      137,200
     200,000 Satelites Mexicanos SA DE CV,
              Sr. Notes,
              10.125%, 11/1/04 (b).................................      194,000

(a) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(b) Securities that may be resold to qualified institutional buyersunder Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.

  PRINCIPAL
   AMOUNT                                                              VALUE
-------------------------------------------------------------------------------

 FOREIGN BONDS (U.S. DOLLARS)--CONTINUED
 $    50,000 Sea Containers Ltd.,
              Series B, Sr. Notes,
              7.875%, 2/15/08.....................................   $   49,563
                                                                     ----------
             Total Foreign Bonds (U.S. Dollars) (cost $389,304)...      380,763
                                                                     ----------
 FOREIGN BONDS (NON U.S. DOLLARS)--17.5%
     250,000 Australia (Government of), Deb., 10.00%, 10/15/07....
         AUD                                                            204,188
     625,000 Denmark (Kingdom of), Deb.,
         DKK  8.00%, 5/15/03......................................      104,056
     325,000 Germany (Republic of), Deb.,
         DEM  6.875%, 5/12/05.....................................      203,475
     455,000 New Zealand (Government of), Deb., 7.00%, 7/15/09....
         NZD                                                            248,242
   1,500,000 Nykredit,
         DKK  7.00%, 10/1/29......................................      222,069
  14,000,000 Spain (Government of), Deb.,
         ESP  11.45%, 8/30/98.....................................       92,207
     110,000 United Kingdom Treasury, Deb., 8.50%, 12/7/05........
         GBP                                                            209,782
                                                                     ----------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $1,286,206)...................................    1,284,019
                                                                     ----------
 U.S. TREASURY OBLIGATIONS--38.9%
             U. S. Treasury Notes:
 $   300,000 5.625%, 12/31/99.....................................      300,468
   1,845,000 5.75%, 4/30/03.......................................    1,863,155
     315,000 6.25%, 6/30/02.......................................      322,925
     350,000 6.625%, 5/15/07......................................      375,921
                                                                     ----------
             Total U.S. Treasury Obligations (cost $2,846,924)....    2,862,469
                                                                     ----------
 SHORT-TERM INVESTMENTS--22.1%
  (COST $1,629,000)
   1,629,000 Federal Farm Credit Bank, Consolidated Discount
              Notes, 5.40%, 7/1/98................................    1,629,000
                                                                     ----------

             TOTAL INVESTMENTS--(COST $7,051,141)...........    96.1%  7,065,139
             OTHER ASSETS AND LIABILITIES--NET..............     3.9     286,330
                                                               ------ ----------
             NET ASSETS.....................................   100.0% $7,351,469
                                                               ====== ==========


LEGEND OF PORTFOLIO ABBREVIATIONS:
AUD--Australian Dollar
DEM--German Deutsche Mark
DKK--Danish Krone
ESP--Spanish Peseta
GBP--Pound Sterling
NZD--New Zealand Dollar

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                           June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

                          AGGRESSIVE                            GLOBAL     GROWTH      SMALL CAP   STRATEGIC
                            GROWTH     EVERGREEN  FOUNDATION   LEADERS   AND INCOME  EQUITY INCOME   INCOME
                             FUND        FUND        FUND        FUND       FUND         FUND         FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, at value
  (identified cost,
  $2,423,528,
  $34,828,183,
  $56,241,686,
  $6,070,479,
  $48,372,791,
  $1,546,376, and
  $7,051,141,
  respectively).........  $2,946,616  $40,980,706 $63,351,420 $6,528,543 $56,340,230  $1,523,823   $7,065,139
 Foreign currency, at
  value (identified
  cost, $0, $0, $0,
  $6,171, $0, $0, and
  $0, respectively).....           0            0           0      6,107           0           0            0
 Cash...................      33,857      188,725     366,341     68,804     318,723      29,065      154,445
 Receivable for
  investments sold......      87,947       59,998           0          0           0           0            0
 Receivable for Fund
  shares sold...........      14,944      175,090     233,356     55,431     241,402       4,235       57,168
 Dividends and interest
  receivable............         286       19,460     305,179     19,924      27,359       2,436       70,357
 Unamortized
  organization expense..       7,473       11,377      11,555      7,445      11,554           0        7,473
 Receivable from
  investment adviser....           0            0           0      2,028           0       5,185            0
 Prepaid expenses and
  other assets..........         997        2,116         253          5      12,914           0          502
-------------------------------------------------------------------------------------------------------------
 Total assets...........   3,092,120   41,437,472  64,268,104  6,688,287  56,952,182   1,564,744    7,355,084
-------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments
  purchased.............           0    2,127,668   1,625,641     14,688   3,259,594     184,699            0
 Demand note payable....      34,000            0           0          0           0           0            0
 Advisory fee payable...           0       25,582      27,579          0       5,877       1,590            0
 Due to related
  parties...............          54            0      12,813        187       1,161          28        3,267
 Accrued expenses and
  other liabilities.....       5,097       24,521       7,916      2,043       7,565       6,621          348
-------------------------------------------------------------------------------------------------------------
 Total liabilities......      39,151    2,177,771   1,673,949     16,918   3,274,197     192,938        3,615
-------------------------------------------------------------------------------------------------------------
NET ASSETS..............  $3,052,969  $39,259,701 $62,594,155 $6,671,369 $53,677,985  $1,371,806   $7,351,469
-------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED
 BY
 Paid-in capital........  $2,657,661  $32,175,717 $54,638,976 $6,151,996 $44,451,733  $1,390,244   $7,211,722
 Undistributed net
  investment income.....      (4,226)      91,808     525,742     34,948     202,813       4,278      125,598
 Accumulated
  undistributed net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..    (123,554)     839,653     319,703     26,477   1,056,000        (163)         278
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     523,088    6,152,523   7,109,734    457,948   7,967,439     (22,553)      13,871
-------------------------------------------------------------------------------------------------------------
 Total net assets.......  $3,052,969  $39,259,701 $62,594,155 $6,671,369 $53,677,985  $1,371,806   $7,351,469
-------------------------------------------------------------------------------------------------------------
Shares outstanding......     248,691    2,420,100   4,323,492    543,478   3,264,402     139,842      693,660
-------------------------------------------------------------------------------------------------------------
Net asset value per
 share..................  $    12.28  $     16.22 $     14.48 $    12.28 $     16.44  $     9.81   $    10.60
-------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
--------------------------------------------------------------------------------
                            Statements of Operations
                   Six Months Ended June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

                          AGGRESSIVE                          GLOBAL     GROWTH      SMALL CAP   STRATEGIC
                            GROWTH   EVERGREEN   FOUNDATION  LEADERS   AND INCOME  EQUITY INCOME  INCOME
                             FUND       FUND        FUND       FUND       FUND         FUND*       FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $0, $0, $0,
  $3,900, $85, $0, and
  $0, respectively).....   $  1,790  $   96,911  $  215,283  $ 41,640  $  157,523    $  4,357    $      0
 Interest (net of
  foreign withholding
  taxes of $0, $0, $0,
  $0, $0, $0 and $811,
  respectively).........      6,266     143,727     544,176    16,395     257,889       1,595     145,347
----------------------------------------------------------------------------------------------------------
TOTAL INCOME............      8,056     240,638     759,459    58,035     415,412       5,952     145,347
----------------------------------------------------------------------------------------------------------
EXPENSES
 Advisory fee...........      7,220     140,452     188,109    21,447     197,354       1,590      12,331
 Administrative service
  fee...................        338       4,023       6,401       633       5,910          46         623
 Transfer agent fees....         33          69          64        30         637          30          23
 Trustees' fees and
  expenses..............        543         453         314        54         248           5         118
 Professional fees......     10,350      19,560      29,836    12,950      24,125       3,785      10,011
 Custodian fees.........        285       3,334       6,914     1,874       4,344          42         592
 Printing...............        537         640       5,454     1,415       1,967       3,040         500
 Amortization of
  organization
  expenses..............      1,002       2,326       2,148     1,003       2,148           0       1,002
 Other..................      1,255           0       1,267       218         820       2,046         794
----------------------------------------------------------------------------------------------------------
 Total expenses.........     21,563     170,857     240,507    39,624     237,553      10,584      25,994
 Less: Indirectly paid
  expenses..............       (282)     (2,126)     (2,977)   (1,299)     (2,544)          0        (586)
  Fee waivers and/or
   reimbursement from
   Investment Adviser...     (9,252)    (20,886)     (9,298)  (15,751)    (27,200)     (8,910)     (4,393)
----------------------------------------------------------------------------------------------------------
 Net expenses...........     12,029     147,845     228,232    22,574     207,809       1,674      21,015
----------------------------------------------------------------------------------------------------------
 Net investment income..     (3,973)     92,793     531,227    35,461     207,603       4,278     124,332
----------------------------------------------------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAINS OR
 LOSSES ON SECURITIES
 AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
 Net realized gains or
  losses on:
 Securities.............    (86,289)    513,079     121,419    25,419     983,607        (163)      2,535
 Foreign currency
  related transactions..          0           0           0     1,058           0           0        (631)
----------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (86,289)    513,079     121,419    26,477     983,607        (163)      1,904
----------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    366,742   1,577,696   1,861,216   395,547   1,320,809     (22,553)      3,556
----------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    280,453   2,090,775   1,982,635   422,024   2,304,416     (22,716)      5,460
----------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............   $276,480  $2,183,568  $2,513,862  $457,485  $2,512,019    $(18,438)   $129,792
----------------------------------------------------------------------------------------------------------

* For the period from May 1, 1998 (commencement of operations) to June 30,
  1998.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                   Six Months Ended June 30, 1998 (unaudited)

                  See Combined Notes to Financial Statements.

                          AGGRESSIVE                              GLOBAL      GROWTH       SMALL CAP   STRATEGIC
                            GROWTH     EVERGREEN   FOUNDATION    LEADERS    AND INCOME   EQUITY INCOME   INCOME
                             FUND        FUND         FUND         FUND        FUND          FUND*        FUND
------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income..  $   (3,973) $    92,793  $   531,227  $   35,461  $   207,603   $    4,278   $  124,332
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     (86,289)     513,079      121,419      26,477      983,607         (163)       1,904
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     366,742    1,577,696    1,861,216     395,547    1,320,809      (22,553)       3,556
------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     276,480    2,183,568    2,513,862     457,485    2,512,019      (18,438)     129,792
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
 Proceeds from shares
  sold..................   1,447,849   18,174,310   29,484,355   3,375,274   21,314,413    1,390,244    5,742,308
 Payment for shares
  redeemed..............    (539,674)  (2,698,339)  (1,244,425)    (60,854)  (1,236,365)           0     (725,006)
------------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........     908,175   15,475,971   28,239,930   3,314,420   20,078,048    1,390,244    5,017,302
------------------------------------------------------------------------------------------------------------------
 Total increase in net
  assets................   1,184,655   17,659,539   30,753,792   3,771,905   22,590,067    1,371,806    5,147,094
NET ASSETS
 Beginning of period....   1,868,314   21,600,162   31,840,363   2,899,464   31,087,918            0    2,204,375
------------------------------------------------------------------------------------------------------------------
 End of period..........  $3,052,969  $39,259,701  $62,594,155  $6,671,369  $53,677,985   $1,371,806   $7,351,469
------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income.....  $   (4,226) $    91,808  $   525,742  $   34,948  $   202,813   $    4,278   $  125,598
------------------------------------------------------------------------------------------------------------------

* For the period from May 1, 1998 (commencement of operations) to June 30,
  1998.

                  See Combined Notes to Financial Statements

                            Evergreen Variable Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                          Year Ended December 31, 1997

                  See Combined Notes to Financial Statements.

                          AGGRESSIVE                              GLOBAL      GROWTH     STRATEGIC
                            GROWTH     EVERGREEN   FOUNDATION    LEADERS    AND INCOME     INCOME
                            FUND*        FUND         FUND        FUND*        FUND        FUND*
----------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income..  $   (7,814) $    66,723  $   470,937  $   15,518  $   128,975  $   59,509
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     (37,265)   1,210,189    1,288,151       2,395    1,072,723       1,177
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     156,346    3,658,731    3,805,707      62,401    5,223,120      10,315
----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     111,267    4,935,643    5,564,795      80,314    6,424,818      71,001
----------------------------------------------------------------------------------------------------
DISTRIBUTION TO
 SHAREHOLDERS
 Dividends from net
  investment income.....           0      (66,336)    (489,506)    (13,693)    (127,123)    (58,403)
 Distributions from
  capital gains.........           0     (899,946)  (1,300,033)     (6,846)  (1,004,449)     (3,203)
----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........           0     (966,282)  (1,789,539)    (20,539)  (1,131,572)    (61,606)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
 Proceeds from shares
  sold..................   1,903,355    7,331,021   11,637,130   2,913,597   10,949,903   2,160,728
 Payment for shares
  redeemed..............    (146,318)  (1,528,968)  (1,173,846)    (94,457)    (770,650)    (27,364)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........           0      966,282    1,789,539      20,539    1,131,572      61,606
----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........   1,757,037    6,768,335   12,252,823   2,839,679   11,310,825   2,194,970
----------------------------------------------------------------------------------------------------
 Total increase in net
  assets................   1,868,304   10,737,696   16,028,079   2,899,454   16,604,071   2,204,365
NET ASSETS
 Beginning of period....          10   10,862,466   15,812,284          10   14,483,847          10
----------------------------------------------------------------------------------------------------
 End of period..........  $1,868,314  $21,600,162  $31,840,363  $2,899,464  $31,087,918  $2,204,375
----------------------------------------------------------------------------------------------------
 Undistributed net
  investment income.....        (253)        (985)      (5,485)       (513)      (4,790)      1,266
----------------------------------------------------------------------------------------------------

* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

                  See Combined Notes to Financial Statements

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
                    Combined Notes to Financial Statements
                           June 30, 1998 (unaudited)

1. ORGANIZATION

Evergreen Variable Trust (the "Trust") is organized as a Delaware business trust with seven separate investment series, Evergreen VA Aggressive Growth Fund ("Aggressive Growth"), Evergreen VA Fund ("Evergreen"), Evergreen VA Foundation Fund ("Foundation"), Evergreen VA Global Leaders Fund ("Global Leaders"), Evergreen VA Growth and Income Fund ("Growth and Income"), Evergreen Small Cap Equity Income Fund ("Small Cap"), and Evergreen VA Strategic Income Fund ("Strategic Income"), collectively known as the "Funds". Prior to April 22, 1998, the Funds were organized as separate investment series of a Massachusetts business trust. The Funds are registered under the Investment Company Act of 1940, as open-ended, diversified, management investment companies. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The investment adviser to Evergreen, Foundation, Global Leaders, Growth and Income and Small Cap is Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Lieber & Co, a wholly owned subsidiary of First Union, provides certain sub-advisory services to Evergreen Asset in connection with its duties as investment adviser to Evergreen, Foundation, Global Leaders, Growth and Income and Small Cap. The Capital Management Group of First Union ("CMG") serves as the investment adviser to Aggressive Growth. Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary of First Union, is the investment adviser to Strategic Income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Security Valuations--Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. International securities traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which market quotations are not available from independent pricing services are valued at fair value as determined in good faith according to procedures approved by the Funds' Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements--Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency--The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of securities, assets and liabilities at the daily rate of exchange; purchases and sales of securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign currency gains or losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and are included in realized gains or losses on foreign currency related transactions. For each Fund except Strategic Income, the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities. For Strategic Income, such gains or losses are included in realized gains or losses on foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income--Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
        Combined Notes to Financial Statements (unaudited) (Continued)


F. Distributions--Distributions from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Income and capital gain distributions are determined in accor-dance with income tax regulations. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

G. Federal Taxes--The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Additionally, the Funds intend to meet the diversification standards on the underlying assets of a variable insurance contract under the Code. Failure to meet these standards would cause the disqualification of the variable insurance contract as an annuity contract or life insurance contract and would result in the immediate imposition of federal income tax on contract owners with respect to earnings allocable to the contract.

H. Organization Expenses--Organization expenses are amortized to operations over a five-year period (from the date the Fund commenced operations) on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
        Combined Notes to Financial Statements (unaudited) (Continued)


3. SHARES OF BENEFICIAL INTEREST

The Funds have an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS
                                                          ENDED      YEAR ENDED
                                                         JUNE 30,   DECEMBER 31,
                                                           1998        1997*
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH
Shares sold............................................   125,218      181,866
Shares redeemed........................................   (44,904)     (13,490)
--------------------------------------------------------------------------------
Net increase...........................................    80,314      168,376
--------------------------------------------------------------------------------
EVERGREEN
Shares sold............................................ 1,138,954      540,931
Shares redeemed........................................  (169,833)    (108,385)
Shares issued in reinvestment of distributions.........         0       66,227
--------------------------------------------------------------------------------
Net increase...........................................   969,121      498,773
--------------------------------------------------------------------------------
FOUNDATION
Shares sold............................................ 2,059,388      905,499
Shares redeemed........................................   (87,126)     (88,122)
Shares issued in reinvestment of distributions.........         0      135,505
--------------------------------------------------------------------------------
Net increase........................................... 1,972,262      952,882
--------------------------------------------------------------------------------
GLOBAL LEADERS
Shares sold............................................   279,816      275,213
Shares redeemed........................................    (5,007)      (8,439)
Shares issued in reinvestment of distributions.........         0        1,894
--------------------------------------------------------------------------------
Net increase...........................................   274,809      268,668
--------------------------------------------------------------------------------
GROWTH AND INCOME
Shares sold............................................ 1,308,068      786,872
Shares redeemed........................................   (76,353)     (53,607)
Shares issued in reinvestment of distributions.........         0       74,988
--------------------------------------------------------------------------------
Net increase........................................... 1,231,715      808,253
--------------------------------------------------------------------------------
SMALL CAP
Shares sold............................................   139,842            0
--------------------------------------------------------------------------------
Net increase...........................................   139,842            0
--------------------------------------------------------------------------------
STRATEGIC INCOME
Shares sold............................................   546,155      212,808
Shares redeemed........................................   (68,674)      (2,693)
Shares issued in reinvestment of distributions.........         0        6,063
--------------------------------------------------------------------------------
Net increase...........................................   477,481      216,178
--------------------------------------------------------------------------------

 * For the period from March 6, 1997 (commencement of operations) to December 31, 1997 for Aggressive Growth, Global Leaders and Strategic Income, respectively.
**For the period from May 1, 1998 (commencement of operations) to June 30,
1998.

4. INVESTMENT ADVISORY AND OTHER AFFILIATE TRANSACTIONS

Evergreen, Foundation, Global Leaders, Growth and Income and Small Cap have entered into investment advisory agreements with Evergreen Asset. In return for providing investment management and administrative services to each Fund, Evergreen Asset is paid an Investment Advisory fee that is calculated daily and paid monthly. The Investment Advisory fee is computed at an annual rate of 0.95% of each respective Fund's average daily net assets. Foundation pays an investment advisory fee at an annual rate of 0.825% of its average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen, Foundation, Global Leaders, Growth and Income and Small Cap, and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the period ended June 30, 1998, Evergreen, Foundation, Global Leaders, Growth and Income and Small Cap incurred brokerage commissions of $20,501, $17,170, $3,028, $29,269 and $1,333, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds.

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
        Combined Notes to Financial Statements (unaudited) (Continued)


Aggressive Growth has entered into an investment advisory agreement with CMG. In return for providing investment management and administrative services to the Fund, CMG is paid a management fee that is calculated and paid monthly. The investment advisory fee is computed at an annual rate of 0.60% of the Fund's average daily net assets.

Strategic Income has entered into an investment advisory agreement with Keystone. In return for providing investment management and administrative services to the Fund, Keystone is paid an investment advisory fee that is calculated and paid monthly. The investment advisory fee is computed at an annual rate of 2.0% of the Fund's gross investment income plus an amount which is determined by applying percentage rates, starting at 0.45% and declining as net assets increase to 0.20% per annum, to the average daily net assets of the Fund.

Each investment adviser has voluntarily agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00%, excluding indirectly paid expenses, of its average daily net assets. For the period ended June 30, 1998, the investment advisers voluntarily waived and/or reimbursed the following amounts:

                                                      WAIVED REIMBURSED
                -------------------------------------------------------
            Aggressive Growth........................ $7,220   $2,032
            Evergreen................................ 20,886        0
            Foundation...............................  9,298        0
            Global Leaders........................... 15,751        0
            Growth and Income........................ 27,200        0
            Small Cap................................  1,590    7,320
            Strategic Income.........................  4,393        0

Each Fund has entered into an administrative services agreement with Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, to provide administrative services to each Fund. BISYS Fund Services ("BISYS") serves as sub-administrator to each Fund. As sub-administrator BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. For each Fund the administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund. The following administrative service fees were paid to EIS during the period ended June 30, 1998:

            Aggressive Growth........................ $  275
            Evergreen................................  3,372
            Foundation...............................  5,196
            Global Leaders...........................    514
            Growth and Income........................  4,739
            Small Cap*...............................      0
            Strategic Income.........................    560

* For the period from May 1, 1998 (commencement of operations) to June 30,
  1998.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were as follows:

                                                  PURCHASES    SALES
                -------------------------------------------------------
            Aggressive Growth................... $ 1,819,979 $  838,584
            Evergreen...........................  13,310,344  1,386,634
            Foundation:
             U.S. Government....................   6,980,000          0
             Non-U.S. Government................  13,714,236    545,478
            Global Leaders......................   2,874,379    177,483
            Growth and Income...................  16,396,530  2,939,295
            Small Cap*..........................   1,193,509     21,475
            Strategic Income:
             U.S. Government....................   2,499,405    369,031
             Non-U.S. Government................   2,882,983  1,365,712

* For the period from May 1, 1998 (commencement of operations) to June 30,
  1998.

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
        Combined Notes to Financial Statements (unaudited) (Continued)


6. FINANCING AGREEMENT

A financing agreement among all of the Evergreen Funds, State Street and a group of Banks (the "Banks") became effective December 22, 1997. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

At June 30, 1998, Aggressive Growth had borrowings pursuant to this line of credit of $34,000. During the six month period ended June 30, 1998, Aggressive Growth had average daily borrowing pursuant to this financing agreement of $6,725 and was charged an average interest rate of 6.212%. During the period ended June 30, 1998, Aggressive Growth had maximum balance outstanding under this agreement of $383,000. No other Fund had borrowings under this agreement during the period ended June 30, 1998.

7. DEFERRED TRUSTEES' FEES

Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of June 30, 1998, the value of the Trustees deferral accounts was $253, $4,294, $5,589, $255, $4,891, $0 and $255 for
Aggressive Growth, Evergreen, Foundation, Global Leaders, Growth and Income, Small Cap and Strategic Income, respectively.

                           Evergreen Variable Trust
-------------------------------------------------------------------------------
                      Additional Information (unaudited)
                        Special Meeting of Shareholders


On April 20, 1998, a special meeting of shareholders for Aggressive Growth, Evergreen, Foundation, Global Leaders, Growth and Income, Small Cap and Stra-tegic Income was held to consider a number of proposals and had the following shares represented at the meeting. On February 28, 1998, the record date for the meeting, the Funds had the following shares outstanding:

                          AGGRESSIVE                        GLOBAL   GROWTH &   STRATEGIC
                            GROWTH   EVERGREEN  FOUNDATION  LEADERS   INCOME     INCOME
-----------------------------------------------------------------------------------------
Record date shares
 outstanding............   198,254   1,636,068  2,743,587   311,760  2,325,329   306,900
Shares represented at
 meeting................   198,254   1,636,050  2,731,998   311,760  2,325,313   306,900
Percentage of record
 date shares represented
 at meeting.............     100.0%      100.0%      99.6%    100.0%     100.0%    100.0%
The votes recorded at
 the meeting, by
 proposal, were as
 follows:
PROPOSAL 1--THE PROPOSED REORGANIZATION OF EACH FUND AS A SERIES OF THE EVERGREEN
 VARIABLE ANNUITY TRUST, A DELAWARE BUSINESS TRUST:
Shares voted "For"......   190,561   1,593,394  2,583,191   303,221  2,260,063   301,487
Shares voted "Against"..     5,725       5,864      5,159     4,140     17,180     5,413
Shares voted "Abstain"..     1,968      36,792    143,648     4,399     48,070         0
PROPOSAL 2--RECLASSIFICATION AS NON-FUNDAMENTAL OF THE INVESTMENT OBJECTIVE
 CURRENTLY CLASSIFIED AS FUNDAMENTAL:
Shares voted "For"......   189,448   1,591,436  2,474,019   303,221  2,240,557   300,513
Shares voted "Against"..     6,838       7,822     85,918     4,140     27,471     6,387
Shares voted "Abstain"..     1,968      36,792    172,061     4,399     57,285         0
PROPOSAL 3--CHANGES TO FUNDAMENTAL INVESTMENT
 RESTRICTIONS:
Proposal 3A--To amend the Fundamental
 restriction concerning diversification of
 investments:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,898   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,823         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3B--To amend the Fundamental restriction concerning concentration of a
 Fund's assets in a particular industry:
Shares voted "For"......   191,522   1,584,278  2,537,030   305,864  2,231,850   306,900
Shares voted "Against"..     4,764       6,363     90,541     1,497     24,871         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3C--To amend the Fundamental restriction
 concerning the issuance of senior securities:
Shares voted "For"......   191,193   1,584,278  2,537,330   307,071  2,232,287   304,913
Shares voted "Against"..     5,093       6,363     90,241       290     24,434     1,987
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3D--To amend the Fundamental restriction
 concerning borrowing:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,897   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,824         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3E--To amend the Fundamental restriction
 concerning underwriting:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,897   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,824         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3F--To amend the Fundamental restriction
 concerning investments in Real Estate:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,897   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,824         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3G--To amend the Fundamental restriction
 concerning commodities:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,897   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,824         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0
Proposal 3H--To amend the Fundamental restriction
 concerning lending:
Shares voted "For"......   191,522   1,584,278  2,538,946   307,361  2,233,897   306,900
Shares voted "Against"..     4,764       6,363     88,625         0     22,824         0
Shares voted "Abstain"..     1,968      45,409    104,427     4,399     68,592         0

                            Evergreen Variable Trust
--------------------------------------------------------------------------------
                       Additional Information (continued)
                        Special Meeting of Shareholders


                          AGGRESSIVE                      GLOBAL  GROWTH &  STRATEGIC
                            GROWTH   EVERGREEN FOUNDATION LEADERS  INCOME    INCOME
-------------------------------------------------------------------------------------
PROPOSAL 3--CHANGES TO FUNDAMENTAL INVESTMENT
 RESTRICTIONS--CONTINUED:
Proposal 3I--Reclassification as non-fundamental of all current fundamental restrictions other than those described in proposals 3A--3H.
Shares voted "For"......   190,408   1,584,278 2,538,157  307,361 2,233,066  305,927
Shares voted "Against"..     5,878       6,363    89,414        0    23,655      973
Shares voted "Abstain"..     1,968      45,409   104,427    4,399    68,592        0
Proposal 3J--Reclassification as non-fundamental of
 current fundamental restriction on margin purchases
Shares voted "For"......   191,522   1,584,278 2,538,946  307,361 2,233,897  306,900
Shares voted "Against"..     4,764       6,363    88,625        0    22,824        0
Shares voted "Abstain"..     1,968      45,409   104,427    4,399    68,592        0

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                          NOT       May lose value

                          FDIC INSURED
                                    No bank guarantee


                      EVERGREEN FUNDS DISTRIBUTORS, INC.

                                                                544426 RV0 8/98